Listing Report:Supplement No. 14 dated Aug 09, 2010 to Prospectus dated Jul 26, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 26, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 26, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 234997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$222.98

Auction yield range:	16.89% - 19.00%	Estimated loss impact:	19.36%
Lender servicing fee:	1.00%	Estimated return:	-0.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-2000	Debt/Income ratio:	29%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,893	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	fatjoe04	Borrower's state:	Michigan	Borrower's group:	avalon financial network
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	620-639 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
getting rid of credit cards
hello there i am looking to pay off a couple credit cards. i have a balance of 4,500 1,300 and 1,000 on three cards. taking this loan would allow me to save $300 per month on my payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1997	Debt/Income ratio:	27%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,100	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	114%
		Homeownership:	No
Screen name:	SmileMore	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	620-639 (Apr-2008)
Principal balance:	$2,064.58	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Debt Consolidation
Purpose of loan:
I sincerely appreciate everyone taking the opportunity to view my loan listing! I have a current loan through Prosper and part of this loan, if funded, would go towards paying off the existing loan. My payment history is 100%. Although my credit score has increased, I am categorized as high risk which I will try to explain. I had three open lines of credit and decided to close one of them. Also, in Nov. of 2009, my husband was laid off (he is now currently employed). During that time we had also rescued an abused Golden Retriever. She developed a condition called Osteochondritis and needed an operation on both hip joints. I paid for this on credit and when my husband lost his job I compensated by only making the minimum payment with the interest rate pushing me over the limit. The majority of my salary goes toward daycare. My husband?s salary is considerably more than mine and he pays for the rest of our monthly expenses. I have been employed with my present company for 13 years. I realize that you may feel you are taking a substantial risk in funding my loan but I do hope you will consider my payment history. I will be open and honest with any questions you wish to discuss. My kind thanks to all of you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.2%

Starting lender yield:	9.80%	Starting borrower rate/APR:	10.80% / 12.92%	Starting monthly payment:	$473.34

Auction yield range:	3.89% - 9.80%	Estimated loss impact:	3.28%
Lender servicing fee:	1.00%	Estimated return:	6.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1998	Debt/Income ratio:	15%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$129	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	kpengineer	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	780-799 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	0 ( 0% )	760-779 (Jan-2010) 640-659 (Mar-2007)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Adding Value to My Rental!
Purpose of loan: The purpose of this loan is to assist in completing a value added renovation to my rental property.
This loan will be used to pay for labor and equipment relating to updating the HVAC system in the rental property.

My financial situation:My financial situation is very good. I have very low debt to income. A rental property which is paid in full and generating a monthly revenue of $1400 which equates to a profit of roughly $1200/month. Due to the fact that the property is owned by my LLC which has been in business for less than 2 years, I am running into difficulty in refinancing or placing a mortgage on this rental property. Making this value added improvement will allow me to increase rental revenue by roughly $400-$500/mo. I have the cash to pay for this improvement but I believe that financing these improvements will be less of a strain on my finances.
I am a good candidate for this loan because I have had a prosper loan in the past and paid it off on time within 12 months. Since my first loan 3.5 years ago, and despite the recent recession, my credit score has rose dramatically by 140+ points. Additionally, having renovated several properties I am experienced and efficient with managing home improvements and I also have a team of contractors that I frequently work with. I am a safe loan and have a history of repaying debts not only on time, but early. Note: Past deliquencies reflects student loans from 6 years go that I didn't know had went into repayment after deferment status. No current delinquencies. As always, I appreciate the help that the lenders here on prosper provide by bidding on my loan and ultimately contributing to the success of my endeavors! Prosper really makes the lending process easier and allows me to continue to improve my personal goals and I will continue to borrow from our Prosper community in the years to come. Thanks Again! :-)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	8.90%	Starting borrower rate/APR:	9.90% / 13.09%	Starting monthly payment:	$322.20

Auction yield range:	7.89% - 8.90%	Estimated loss impact:	8.88%
Lender servicing fee:	1.00%	Estimated return:	0.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,621	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	newest-asset-freshmaker	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? paying off my credit cards

My financial situation:
I am a good candidate for this loan because?i am paying much more than my minimum payment but i want to consolidate to one loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$166.07

Auction yield range:	10.89% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2001	Debt/Income ratio:	17%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,089	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	rate-instrument	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a car
Purpose of loan:
This loan will be used to? purchase new used car????

My financial situation:
I am a good candidate for this loan because??
I take pride in working to improve my current credit score and can assure that every payment will be made on time with no issues.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $?150????
??Insurance: $?100????
??Car expenses: $ 0
??Utilities: $ 100????
??Phone, cable, internet: $ 100
??Food, entertainment: $50
??Clothing, household expenses $ 50
??Credit cards and other loans: $?300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$410.94

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2006	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$108	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	neighborly-market2	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.88%	Starting monthly payment:	$72.38

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-2000	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	midaran	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2009)
Principal balance:	$780.90	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Transmission For Crown Victoria
Purpose of loan:
This loan will be used to have the transmission in my 2003 Ford Crown Victoria replaced or overhauled.????????

My financial situation:
I am a good candidate for this loan because?over all, my financial situation is?actually not at all bad. I have no credit card bebt.?My debt to income ratio is pretty low due to the fact that i am currently?taking care of?my elderly grandmother and paying low rent. I?am a public safety officer at?The University of Chicago, which is a very secure line of work given the current economy. I know my credit is not exactly a beacon of light, but i wouldn't classify myself as being "high risk". This is my second time around on Prosper, and im very pleased. My first Prosper loan was originally for the same transmission problem. However my Crown Victoria has since been plagued with mechanical problems. Folks, if nothing else after reading my loan request, remember one thing. Please?be careful if you are considering purchasing a Crown Victoria.?It will spend much time in the shop.?Thank You for taking time to read my description.

Monthly net income: $ 1,610????

Monthly expenses: $
??Housing: $210.00?????
??Insurance: $ 100.00
??Car expenses: $ 120.00
??Utilities: $ 0
??Phone, cable, internet: $78.00
??Food, entertainment: $ 160.00
??Clothing, household expenses $ 20.00
??Credit cards and other loans: $30.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$72.30

Auction yield range:	16.89% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1995	Debt/Income ratio:	13%
Credit score:	600-619 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	6 / 6	Length of status:	4y 0m
Amount delinquent:	$13,851	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,741	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	21	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	c2it	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	560-579 (Aug-2008) 540-559 (Apr-2008)
Principal balance:	$0.44	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
My loan for home improvement
Purpose of loan:
This loan will be used for kitchen upgrades, cabinets, granite countertops and painting?

My financial situation:
I am a good candidate for this loan because, I just finished paying my first prosper loan (ahead of time). My previous loan was for a laminate wood floor, which came out great and I am very happy with. I have also improved consistently my credit score rating.

Monthly net income: $ 6455(less taxes and deductions for?health plan, 401k savings, etc?= +/- $4700

Monthly expenses: $ 3395
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $35 (I have a company car, therefore my personal car expenses are very low)?
??Utilities: $ 175
??Phone, cable, internet: $ 210
??Food, entertainment: $ 350
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 100
??Other expenses: $ 1100 (child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$180.71

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1989	Debt/Income ratio:	14%
Credit score:	620-639 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,800	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	102%
		Homeownership:	No
Screen name:	EatAtJoes	Borrower's state:	California	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	620-639 (Feb-2008) 620-639 (Aug-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debt Consolidation and Car Repair
Purpose of loan:
This loan will be used to consolidate credit card debt and get my car repaired.

My financial situation:
I am a good candidate for this because I have already paid off one Prosper loan for $6000.00. If I get this loan I will not have any expenses other than monthly living expenses and car expenses. I should be able to pay off this loan before 3 years have passed. I hope to pay it off as soon as possible.

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $ 80.00
??Car expenses: $ 120.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 30.00
??Credit cards and other loans: $ 0 if I get this loan.
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	14.90%	Starting borrower rate/APR:	15.90% / 19.21%	Starting monthly payment:	$263.31

Auction yield range:	13.89% - 14.90%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2001	Debt/Income ratio:	14%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	7y 2m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,881	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	best-order-comforter	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1999	Debt/Income ratio:	28%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	10y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,493	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	Longshore2007	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	65 ( 100% )	640-659 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	580-599 (Jan-2008) 600-619 (Jul-2007)
Principal balance:	$852.22	31+ days late:	0 ( 0% )
Total payments billed:	65
Description
fixing up duplex , please help
Purpose of loan:
This loan will be used to? to fix up my duplex that I just bought .I have done alot or work on it but now I need a little bit more money to finish the project . I want the money to fix the floors , paint the walls , new carpet and time , and do some landscaping .? I am doing the to provide a good apartment for my next tenent. If you feel that this would be something you would like to help me with , please help me with my loan.

My financial situation:
I am a good candidate for this loan because? I have a steady job and it will be around for a long time in?the future. I work in a field that has a great future and I got in at the right time because now I have senority and I am not affected? the?slow? economy.

Monthly net income: $
3200
Monthly expenses: $
??Housing: $ 900
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 150
??Phone, cable, internet: $ 0
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$104.22

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2003	Debt/Income ratio:	18%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$951	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	Trucido	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down payment for a home
Purpose of loan:
This loan will be used to finish the down payment on a house. We are first time home buyers and would like to take advantage of the slow market to become homeowners.

My financial situation:
I am a good candidate for this loan because my wife and I both work full-time in the medical industry. This is a field that is forever moving forward and expanding and the job security that it provides is wonderful. We lead relatively simple lives and have always made a habit of paying our debts on time if not early.

Monthly net income: $6,700 (combined)

Monthly expenses: $3,025
??Housing: $800.00
??Insurance: $75.00
??Car expenses: $1,000.00 (two cars, including fuel)
??Utilities: $200.00
??Phone, cable, internet: $50.00
??Food, entertainment: $400.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $300.00
??Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 26.46%	Starting monthly payment:	$170.32

Auction yield range:	10.89% - 22.00%	Estimated loss impact:	10.33%
Lender servicing fee:	1.00%	Estimated return:	11.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1998	Debt/Income ratio:	14%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 7	Length of status:	6y 6m
Amount delinquent:	$4,289	Total credit lines:	38	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,226	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	No
Screen name:	CaliforniaSingleMom	Borrower's state:	California	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	620-639 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
PAYOFF CREDITDEBT 4 SINGLE MOM
Purpose of loan:
Payoff high interest credit cards
This is my second prosper loan. I successfully paid off my balloon payment with my last prosper loan and paid off my prosper loan ON TIME.
My financial situation:
The money I use to make the monthly payments on the credit cards will be used to pay Prosper Loan. This loan will help a single mom pay off these high interest credit cards sooner and save me hundreds of dollars in interest. I am a good candidate because I pay my bills on time. The only reason my credit score is at 690 instead of higher is the bankruptcy 6 years ago and I had two cars repossessed after my divorce 4 years ago.

Monthly net income: $ 3600.00

Monthly expenses: $ 3400.00
??Housing: $ 1050
??Insurance: $ 150
??Car expenses: $400
??Utilities: $ 150
??Phone, cable, internet: $ 250
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 450.00 (Childcare)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1992	Debt/Income ratio:	14%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	24y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,128	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	114%
		Homeownership:	No
Screen name:	sanctuary7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation and medical bills
Purpose of loan:
This loan will be used be used to pay off a credit card and to finance my childrens orthodontic bill. I will be able to pay this off within 60 days.

My financial situation:
I am a good candidate for this loan because? I have job stability for 24 years.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1450
??Insurance: $ 160
??Car expenses: $ 450
??Utilities: $ 100
??Phone, cable, internet: $ 400
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.65%	Starting borrower rate/APR:	13.65% / 15.80%	Starting monthly payment:	$204.05

Auction yield range:	5.89% - 12.65%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1988	Debt/Income ratio:	22%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,220	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	studious-wealth46	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	800-819 (Jan-2010)
Principal balance:	$8,500.23	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Trying to get caught up
Purpose of loan:
This loan will be used to? repair my car. Nearly half of this loan is needed to repair my car.?The head gasket, water pump and front brakes were just replaced. The only way I had to pay for them was with a credit card. Now I feel like I'm getting behind on all my bills because of the outstanding balance and the high interest rates being charged on this card.

My financial situation:
I am a good candidate for this loan because? I hate owing money. I want to get this paid off as soon as I can.

Monthly net income: $ 1711.82

Monthly expenses: $
??Housing: $ 425.00
??Insurance: $ 50.00
??Car expenses: $ 120.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 240.00
??Clothing, household expenses $?100.00
??Credit cards and other loans: $ 500.00 +
??Other expenses: $ any that's left...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$108.46

Auction yield range:	16.89% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2003	Debt/Income ratio:	14%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,184	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	listing-eclipse	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relist- Save mom's house
Re-listing- we got closer to our goal, but we are still 3000 short. Please help! Purpose of loan:
I need to raise $8000 to save my mom's house. My parents applied for a Making Home Affordable Modification through their bank in April 2009. It took the bank a year and a half to "review" our application and finally deny it! Now the bank is requesting? a lump sum of all the payments they are didn't complete while they were making the Trial Payments, otherwise they'll face Foreclosure.

I can't let the?bank take our home away! They're taking advantage of?their clients, for 15 years, my parents?have ALWAYS paid their mortgage on time, now?because the bank took over a year to review the application, we are late on the payments.

They can't get away with this, my parents were only late because they were instructed to make half their regular payments. My dad will be 62 next month and is about to start receiving his Social Security Benefits which will allow him to make their regular mortgage payments. They are 5 years from paying off their mortgage and they'd be devastated if this happened, I grew up in this house. Please help me help them!

My financial situation:
I am in a?good?financial situation. I have?a very good credit score and always make my payments on time. I'm an accountant at Aon and have a very stable job. However, I don't have the 8,000 cash to help my parents out. I have a monthly income of about $4,300 but my expenses and student loans only allow me to save up about $500 a month. I can use these $500 to payoff my Prosper loan which should be $270 a month. I just need the $8K before our 30 day deadline is up.

Thank you in advance!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	16.90%	Starting borrower rate/APR:	17.90% / 21.25%	Starting monthly payment:	$270.77

Auction yield range:	16.89% - 16.90%	Estimated loss impact:	24.93%
Lender servicing fee:	1.00%	Estimated return:	-8.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-2004	Debt/Income ratio:	9%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	4 / 3	Length of status:	3y 3m
Amount delinquent:	$6,916	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	skillful-agreement7	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Spa- House
Purpose of loan:
This loan will be used to?build a personal spa-house.? After a healthy report from my heart doctor, he agreed that (with common sense) it?might be benificial to?have this.?

My financial situation:
I am a good candidate for this loan because? even though the the credit report is poor, that is due to identy theft and I refuse to pay another party to clean up a mess someone else made in my name.? The plus side of this is that I have no real debt.? I own my own home, the credit cards are all paid off, I own my?car and truck and all my personal belongings and investments.?

Monthly net income: $ summer 2400.00? -? 3600.00/month
Dec. 15? - April 15? -? 364.00/week
Monthly expenses: $
??Housing: $ I own my own home!
??Insurance: $340.00/year for home owners? -? 420.00/year for autos
??Car expenses: $ 85.00 - 100.00/month
??Utilities: $ 85.00 average/month
??Phone, cable, internet: $ 280.00/month
??Food, entertainment: $ 400.00 - 600.00/month
??Clothing, household expenses $ 500.00 or less/year
??Credit cards and other loans: $ all are paid off.
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1993	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	8	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,408	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	20%
		Homeownership:	Yes
Screen name:	trade-habanero	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$224.23

Auction yield range:	5.89% - 8.50%	Estimated loss impact:	6.08%
Lender servicing fee:	1.00%	Estimated return:	2.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1999	Debt/Income ratio:	19%
Credit score:	800-819 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 15	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	integrity-popcorn9	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate CC from Grad School
Purpose of loan:
This loan will be used to consolidate credit card debt remaining from Grad School.
My financial situation:
I am a good candidate for this loan because of my clean credit history, good job working in financial planning and business development, and high level of education; a B.S. in Accounting,?a B.S. in Finance, and an M.s. in Finance all from Villanova University.

Monthly?Gross income: $ 10,750

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	10.89% - 34.00%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	23.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1995	Debt/Income ratio:	17%
Credit score:	620-639 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$9,041	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	16	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	larocita	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	620-639 (Sep-2009) 660-679 (Aug-2009) 640-659 (Aug-2008)
Principal balance:	$409.44	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Redecking the porch
Purpose of loan:
Replace decking on the porch of my house

My financial situation:
I am a good candidate for this loan because?I am well employed as a nurse.? (RN - Registered Nurse $21.50/hr, $2.80/hr evening shift,and all the overtime that I am willing to volunteer for).? I have a property management company that I started in 1997 ($850/mo net), and am a real estate investor ($1,640/mo - all housing exenses listed below are for this 4 unit building where I live in one of the units - so I essentially have very low housing costs).? I receive $800/mo in child support for my son.

I have another prosper loan with a perfect payment history.

I declared bankrupcy (2004) in order to return to school as a single mom.? I did this to "buy time" from home lenders to divest 26 units of rental property so that I could have time to sell them in a slow economy versus foreclosure when tenants started losing jobs in record numbers.? I sold the houses for my mortgage balances, not at a profit, just to have the houses not "sell short".? The lenders did not lose a penny.?

Monthly net income: $5,725

Monthly expenses: $4,230
??Housing: $618? (mortgage balance $72,000,?2009 tax appraisal $178,000) 5 bedroom, 4 bath house divided into 4 studio apts
??Insurance: $36 house
??Car expenses: $500 pymt and ins, 150 gas and maint
??Utilities: $525
??Phone, cable, internet: $150
??Food, entertainment: $500
??Clothing, household expenses $150
??Credit cards: $200
? Child care:? $435
? Student Loans:? $230?
??Other expenses: $650 misc

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$179.48

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2000	Debt/Income ratio:	22%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,432	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	investment-outpost7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying used car for commute
Purpose of loan:
I would like to use this loan to buy a used car.? I currently have a 2009 vehicle?that?I believe is outside my means.? I would like to simplify my?finances by selling the newer car and buying a?used car.? This will lower my?car payments by about 75%..???

My financial situation:
I am a good candidate for this loan because I understand my financial situation and am making the necessary steps to live within my means.? My goal is to pay off all my debt in two years and this loan is a step in the right direction.?

Monthly net income: $
My monthly net income is around $3,200 - 840(child support) = $2,360

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $520(car payment & gass)
??Utilities: $ 110
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 420
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-2000	Debt/Income ratio:	9%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	13y 8m
Amount delinquent:	$0	Total credit lines:	3	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,345
Delinquencies in last 7y:	13	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	top-lucrative-cash	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting on a roof
Purpose of loan:
This loan will be used to put a new roof on my home.

My financial situation:
I am a good candidate for this loan becausei have taken a side job making an additional 1200.00/mo that will more than cover the monthly payments. My credit score is in tack and over the last?several months i have not missed a payment on time with my credit.?

Monthly net income: $ 2700.00????????

Monthly expenses: $
??Housing: $?100????
??Insurance: $ 156
??Car expenses: $ 200
??Utilities: $ 160.00
??Phone, cable, internet: $150
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $150
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$498.21

Auction yield range:	5.89% - 11.00%	Estimated loss impact:	6.13%
Lender servicing fee:	1.00%	Estimated return:	4.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1974	Debt/Income ratio:	45%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$29,301	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	vibrant-listing8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off other higher rate credit cards
My financial situation:
I am a good candidate for this loan because?I have perfect credit.? I use to be a banker and know the importance of having good credit not only to borrow but I need to maitain my good credit as it helps me if I need to find another job.? I have great job stability with a great company.

Monthly net income: $? 3100.00

Monthly expenses: $
??Housing: $?475
??Insurance: $ 50
??Car expenses: $ 350
??Utilities: $ 200
??Phone, cable, internet: $ company pays for this.?
??Food, entertainment: $ 400
??Clothing, household expenses $ 50?
??Credit cards and other loans: $ 650
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$81.42

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1996	Debt/Income ratio:	30%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	6 / 5	Length of status:	5y 7m
Amount delinquent:	$2,009	Total credit lines:	27	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$558
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	favorite-peso4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Apply toward debt
Purpose of loan:
This loan will be used to payoff debt

My financial situation:
I am a good candidate for this loan because? I am an honest and trustworthy person.? I do pay my debts on time.? If funded, this loan will be paid back in full.

Monthly net income: $ 5100

Monthly expenses: $
??Housing: $ 2009
??Insurance: $ 132
??Car expenses: $ 400
??Utilities: $ 170
??Phone, cable, internet: $ 248
??Food, entertainment: $ 600
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 25
??Other expenses: $ 1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$294.03

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	4y 4m
Amount delinquent:	$257	Total credit lines:	63	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$35,487	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	enterprising-credit9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off small loan , rehap renter
Purpose of loan:
This loan will be used to?
pay off small loan , and rehap renter houses
My financial situation:
I am a good candidate for this loan because?
I love to keep my name in good .
Monthly net income: $
7,500.00
Monthly expenses: $
??Housing: $?3,400.00
??Insurance: $
??Car expenses: $ 390.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-2006	Debt/Income ratio:	10%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	green-asset-coup	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repair
Purpose of loan:
This loan will be used to repair my vehicle.

My financial situation:
I am a good candidate for this loan because I am a responsible army veteran with a college degree and have currently been working in the hospitality industry as a Front Desk Manager?for five years. I also live with my grandma and have no monthly bills.

Monthly net income: $ 3800

Monthly expenses: $ 0
??Housing: $ 0
??Insurance: $80
??Car expenses: $300?
??Utilities: $ 0
??Phone, cable, internet: $50
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,688	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	yield-armada	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need money for school
Purpose of loan:
This loan will be used to further my education so I can get a better job.

My financial situation:
I am a good candidate for this loan because even though I have a high credit balance I've never ever missed a payment in my life. I always pay my debts and always will. I also have friends and family who can help me out when I need it.

Monthly net income: $1850

Monthly expenses: $800
??Housing: $0 - live with parents
??Insurance: $0 - live with parents
??Car expenses: $100
??Utilities: $0 - live with parents
??Phone, cable, internet: $0 - live with parents
??Food, entertainment: $100
??Clothing, household expenses $0 - parents
??Credit cards and other loans: $600
??Other expenses: $0 - live with parents
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$121.40

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1991	Debt/Income ratio:	14%
Credit score:	800-819 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,624	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	starfish546	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off the last bit of debt I have remaining on a credit card.

My financial situation:
I am a good candidate for this loan because I have a stable job and earn a good living. I divorced 3 years ago, but have allowed my ex-husband to keep my name on his house until he can refinance in January. The banks will not give me a loan, despite my good credit because of this. It's in my best interest to allow him to keep my name on the loan for now, because he would take a major loss if he sold now, which would also impact my children. He is also financially responsible and a Lt. Col in the Air Force, so his job is stable. Unfortunately, banks don't factor in unique situation like this, but hopefully a lender here will! :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 2	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,340	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	peace-poem	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pilates Instructor branching out
Purpose of loan:
This loan will be used to?
I am?a licensed Pilates Instructor.? I am currently working as an instructor at a successful Pilates studio in San Mateo.? I am planning on opening my own studio in the San Francisco bay area.? I will be using the loan to help fix up the studio and purchase equipment.
My financial situation:
I am a good candidate for this loan because?
I have an excellent credit score.? I do have a revolving credit balance but I am able to and have been making my payments without any difficulty, as reflected in my credit score.? I do not own a home but because I am living with family members I do not have pay monthly rent.
Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 350
??Car expenses: $ 150
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$102.73

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1990	Debt/Income ratio:	18%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	13y 2m
Amount delinquent:	$0	Total credit lines:	5	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,828
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	commerce-washboard0	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Physically disabled needing assist
Purpose of loan:
This loan will be used to? catch up on my credit cards.

My financial situation:
I am a good candidate for this loan because? when I get my SSI check I try to pay as much as I can

Monthly net income: $ 862.00????????

Monthly expenses: $?
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 165.00
??Food, entertainment: $?70.
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 225.00
??Other expenses: $ 110.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1984	Debt/Income ratio:	21%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,087	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	exponential-commitment0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
jamila
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1994	Debt/Income ratio:	39%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,472	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	melm_005	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,200.00	< 31 days late:	0 ( 0% )	620-639 (Jul-2008)
Principal balance:	$1,602.02	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
2nd Prspr Loan......Never Late!!
I will be using this loan to pay-off my current Prosper Loan and my Credit Cards.

I am surprised to see my Prosper Rating (3) when my Credit Profile and Prosper account history speaks?for itself. I have a steady income and pay my bills on time......this is the reason I am a good credit risk.

Monthly net income: $ 1,740.00

Monthly expenses: $ 1316.00
??Housing: $ 370
??Insurance: $ 85
??Car expenses: $ 448
??Utilities: $ 53
??Phone, cable, internet: $ 60
??Food, entertainment: $?300??
??Credit cards and other loans: $ 189
??Retire Prosper Loan?? $-144
? Retire Credit Cards????$-45
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1995	Debt/Income ratio:	43%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 14	Length of status:	2y 3m
Amount delinquent:	$641	Total credit lines:	41	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$335	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	wise-sensible-bonus	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small business Personal Concierge
Purpose of loan:
This loan will be used to? fund a new business that I would like to start. The business that I'm trying to fund is a Personal Conceirge Service serving the Orlando Fl area.

My financial situation:
I am a good candidate for this loan because? I had a bankruptcy 2 years ago and from that point I've done nothing but pay my bills on time. If you were to look at my credit today you would be able to see what kind of credit I have.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $
??Insurance: $ 60
??Car expenses: $ 250.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 37.70%	Starting monthly payment:	$580.73

Auction yield range:	10.89% - 33.00%	Estimated loss impact:	10.64%
Lender servicing fee:	1.00%	Estimated return:	22.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2000	Debt/Income ratio:	21%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$298	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	dkoch2	Borrower's state:	Oregon	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 77% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	1 ( 3% )	660-679 (Jul-2007)
Principal balance:	$0.00	31+ days late:	7 ( 20% )
Total payments billed:	35
Description
RELIST-Capital needed to expand biz
Thank you for reading my listing and hope you will support it!!

Who Am I?
A friend and I own a professional wrestling organization. We're incorporated in California and are an Accredited business with the Better Business Bureau, with an A- rating and 0 complaints. I hold monthly events where the audiences range from 150 to our largest at 350.

I am requesting a $13,000 Prosper loan to be used over 5 years to handle office and storage fees, improve equipment, rentals as well as safety like pads, tools etc. I am starting this listing at a high interest rate because I believe in my company and want to expand and am willing to pay a higher interest to lenders to do so!

I am a good candidate for this listing because this my 2nd loan with Prosper, I have an excellent job with my employer and am current with creditors. I am in the best position I have ever been in my life. Have low debt and make my payments on time each month.

About my Prosper Loan History
My lending details says I was late with 8 payments but in November '09, I had an arrangement with Prosper's payment specialist to pay partial payments as I was financially taking care of a relative and this took a lot of my monthly pay. Payments were for November 2009-February 2010.I spoke with customer service and they said it is due to their systems being computerized and that payments are automatically counted late just not reported to the credit bureaus. For proof, my credit score has increased since my last listing, something that obviously would not happen if I was late, especially 8 times. Second, my Prosper score is 8 out of 10 with 10 being the best. Third, "deliquencies in the last 7 years" is listed as 0. and my credit report with all the credit bureaus that Prosper reports to shows all on-time payments.

My financial situation
My monthly income after taxes is $3,400
My monthly expenses are: $2,040
Housing: $840
Insurance: $0
Car expenses: $50 (I ride the bus, this is my cost for monthly passes)
Utilities: $0 (Included in as part of housing rental
Phone, cable, internet: $100
Food, entertainment: $75
Clothing, household expenses $50
Credit cards and other loans: $25
Other/business expenses: $750 (Office rental, liability insurance, venue rental)
This leaves $1,510 to pay off the loan on a monthly basis.

Our events make between $1,500 to $2,000 each month but those funds pay off lasting expenses like paying competitors, video and sound crew and any additional fees owed to venues, I am not including it in my monthly income, also it can fluctuate month to month.

I look forward to your bids!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$144.61

Auction yield range:	10.89% - 17.00%	Estimated loss impact:	11.20%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-1991	Debt/Income ratio:	3%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,295	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	well-mannered-money4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit
Purpose of loan:
This loan will be used to pay off my credit card.

My financial situation:
I am a good candidate for this loan.? I have no delinquencies, and exceptional credit history

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$126.21

Auction yield range:	10.89% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1991	Debt/Income ratio:	28%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	12y 6m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,026	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	velocity-flan	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay-off two credit cards with a balance that have higher than normal interest rates (and close those accounts).

My financial situation:
I am a good candidate for this loan because I have a better than average credit score (based on my history) and I am very good at making my monthly payments on my other obligations.? I have had vehicle loans for 15 years without a missed payment.? Current vehicle loan through Toyota Credit.

Monthly net income: $ 1815.00

Monthly expenses: $
??Housing: $ 100.00 (live with parents)
??Insurance: $ 212.00
??Car expenses: $ 345.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 250.00 (What I pay monthly, usually 25% more than minimum)
??Other expense50s: $ 0.00 (estimate and emergency fund, rarely need this)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$369.85

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-2000	Debt/Income ratio:	18%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$24,123	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	income-walnut8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"paying off my Credit Cards"
Purpose of loan:
This loan will be used to? pay off credit cards.

My financial situation:
I am a good candidate for this loan because? i have a great job with a guaranteed income, and also do security part-time.?I receive a paycheck every week from either my full time job or my partime job.

Monthly net income: $ 5500.00

Monthly expenses: $
??Housing: $ 1300.00
??Insurance: $ 300.00
??Car expenses: $ 694.00
??Utilities: $?90.00
??Phone, cable, internet: $ 170.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 175.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 33.56%	Starting monthly payment:	$41.09

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1996	Debt/Income ratio:	11%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 5	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	diverse-point5	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Anniversary
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1988	Debt/Income ratio:	16%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	9 / 12	Length of status:	29y 7m
Amount delinquent:	$8,545	Total credit lines:	51	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,228	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	fulfilling-wealth6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
college
Purpose of loan:
The purpose of this loan is to get the final payment and computer for future step daughter college. I made several poor decision in the past and now in process of mortgage modification and have already got into a program for credit recovery. The credti recovery payment will be $833 with potential house payment savings of $900 a month.?I have poor credit as you can see but eventually over last 10 yrs have had some issues but if you go back they get paid off.

Monthly net income: $ 10948

Monthly expenses: $
??Housing: $ 3600?
??Insurance: $ 232
??Car expenses: $ 200
??Utilities: $ 186
??Phone, cable, internet: $?205
??Food, entertainment: $?200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 833
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$493.13

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1985	Debt/Income ratio:	16%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	commander686	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College funding for grandaughter
Purpose of loan:
This loan will be used to?provide my grandaughter financial support?this?year while in college.?

My financial situation:
I am a good candidate for this loan because I?am never?late on any payments and?I have a pretty good credit score?.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 0
??Insurance: $0
??Car expenses: $ 0
??Utilities: $?300.00
??Phone, cable, internet: $100.00
??Food, entertainment: $
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$109.68

Auction yield range:	3.89% - 7.00%	Estimated loss impact:	3.51%
Lender servicing fee:	1.00%	Estimated return:	3.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-2002	Debt/Income ratio:	3%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	12y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$249	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	enriched-duty7	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Transaction
Purpose of loan:
This loan will be used to? buy a 50% interest in a residential piece of real estate in Albuquerque, NM. I am required by the real estate contract to pay $5,000 in order to obtain the 50% interest. The property will not be used as a rental investment property, it will actually be my primary residence. The current equity is approx $21,000 (value $137,000/ mortgage $116,000).

My financial situation:
I am a good candidate for this loan because? I have the ability to meet my obligation to the real estate contract with savings, however, I would prefer to borrow a portion ($3,500) of the $5,000. The loan WILL NOT last the entire 36 month term! Expect larger than minimum payments every month! I know this may make the loan a little less attractive, but it also implies that your investment is very secure! Ask any questions you like, thanks for the consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-2005	Debt/Income ratio:	9%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 0	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	vibrant-peace1	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay med bills- Have no other debt
I am paying off medical bills that were accrued when my husband was going through cancer treatment. I always pay bills on time. Prosper says I have an open credit line, but that is most likely reflecting a car loan that has recently been paid off. I am steadily employed by police.
My income Varies from $2,700 to $3,200 due to overtime & shift diffs.? I am not quite sure why my prosper rating is so low.? I have never been delinquent on anything.? I had applied for a home loan before my husband got cancer and was approved...My mid score was 740.? This was only 2 months ago.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 31.75%	Starting monthly payment:	$40.16

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1994	Debt/Income ratio:	39%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	30 / 27	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	58	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,674	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	ejh4isu	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 28% )	700-719 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	10 ( 25% )	600-619 (Mar-2008) 600-619 (Feb-2008) 600-619 (Jan-2008) 580-599 (Dec-2007)
Principal balance:	$0.00	31+ days late:	19 ( 48% )
Total payments billed:	40
Description
Little bit of extra cash for honeym
Purpose of loan:
This loan will be used to help finance a trip my wife and I are taking overseas. We're only about $500 off of or budget so we wanted to have some padding for incidentals.

My financial situation:
I am a good candidate for this loan because?.I won't BS anyone here; I've had problems in the past, you can see them right here in black and white. I simply appreciate prosper giving me another chance, and I promise this time there will be no late payments, and everything will run smoothly.

Monthly net income: $6000

Monthly expenses: $
??Housing: $1200
??Insurance: $200
??Car expenses: $140
??Utilities: $225
??Phone, cable, internet: $125
??Food, entertainment: $300
??Clothing, household expenses $50
??Credit cards and other loans: $1600 on payments to student loans mostly
??Other expenses: $
Please feel free to email me with any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$305.34

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1994	Debt/Income ratio:	24%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 2	Length of status:	3y 6m
Amount delinquent:	$136	Total credit lines:	22	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$220	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	OmaRich	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 77% )	680-699 (Latest)
Principal borrowed:	$10,200.00	< 31 days late:	3 ( 9% )	660-679 (May-2010) 540-559 (Dec-2007) 660-679 (Mar-2007)
Principal balance:	$2.91	31+ days late:	5 ( 14% )
Total payments billed:	35
Description
Fixing our decaying roof
Purpose of loan:
To Fix our roof as the shingles are defective and curling up everywhere.?Certainteed?manufactured sub par shingles and I really really need to repair and replace or my family is?going to have worse damage and the insurance company will not cover it.?
?Also, the data above is incorrect. We bought our home in 2003 for 125,000 and owe 98.000 on the principle and have never missed a?payment.

My financial situation:
I am a good candidate for this loan because I have used Prosper in the past and paid off a previous?loan in the amount of 10,200.00. Even though my history shows delinquencies I paid every month. We paid a prosper loan off and 17,000.00 on a bankrupcy. There should be no delinquencies as they were all paid offor a part of our chapter 13 (being paid off)and is less than 3000 balance owed. The original amount was over 20,000.00.

?We signed up for one of those companies like on TV that say make one easy payment and they never paid my?creditors. Neverless to say I was upset and there was a sheriff sale filed on us and the only way to stop it was a bankrupcy. I am a reliable, dependable and honest god fearing individual that prays there are good people willing to help.

?If you are a God fearing person like myself you will understand publicly I state, "I promise to repay the loan" in good faith and sooner if fortune permits. Also, I corrected the delinquencies?on the credit report,?see the upgrade in the credit?score.

?I am a member of "Keep the Faith Missions" located at http://ktfmissions.com/forum/?I am a vested member. Please check my references with "Frank26" he will vouch for me and my purist intention. My username is "OmaRxxh". I am good for it. Just replace the xx's with "ic" to?when checking out the website.

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 1001.00
??Insurance: $ 0.00 my wife pays
??Car expenses: $ 0.00 we have?2 old cars
??Utilities: $ 185.00
??Phone, cable, internet: $?110.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	6.75%	Starting borrower rate/APR:	7.75% / 8.09%	Starting monthly payment:	$312.21

Auction yield range:	2.89% - 6.75%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1996	Debt/Income ratio:	7%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	11y 9m
Amount delinquent:	$0	Total credit lines:	67	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,263	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	voicesvcx	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To boost credit scores above 800
Purpose of loan
The purpose of this loan is very simple. I would like an "installment loan" to be displayed on my credit report for the next three years. This will boost my credit score to the highest possible percentile. I haven't had a traditional?installment loan because any large purchase that I make (car, etc.) is?100% cash.

My financial situation
I own two homes. The loan to value ratio on my primary residence is below 35%! The terms are 15yr, and I currently have just ~7 years left on it. Because the rate is incredibly low (4.875% fixed). My second home is non-rental, non-vacational, and is strictly for my own use as a travelling professional. The LTV is below 58%! Rate is particularly low (4.67% fixed), terms are 15 yr, I purchased the home one year ago. There is no benefit to me for?paying additional principle on these loans.

I have savings that cover?this loan amount. I have sizeable, diversified?nest eggs; a 401k, and IRA's?in addition to the substantial equity I have in my homes. I own stocks, ETF's, and a couple well-poised REIT's in a private investing account which could also cover this loan amount. My?profession is extremely secure, quite lucrative, and in high demand. I?am prepared for any financial scenario. This loan will be paid via electronic funds transfer.

Why?have I requested this?loan?

To include an installment loan on my three credit reports, and to boost my three credit scores above 800.

What will I do with the money from this loan?

I will use it to finance the remaining dollar amount of my advanced graduate degree. I am currently ~70% complete, have a 4.0 average, and thoroughly enjoy my studies.

While my tuition is?reimbursed?in full?by my employer, fees other than tuition are not. Books are not covered. Subscriptions to peer-reviewed academic journals that my research institute does not have are not covered. Conference-related academic travel is not covered.

Why does my bankcard utilization show 15%?

Any and all of my credit card statements are paid **in full** every month, without exception and without fail.?A good portion of my?bankcard usage also reflects company-reimbursed expenses. I use my credit cards?for points, cash back, other rewards, and for complete purchase protection.

Thanks for your interest in this loan, and happy investing to you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1995	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	10 / 7	Length of status:	5y 10m
Amount delinquent:	$4,885	Total credit lines:	32	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,388	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	currency-competitor5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving and medical expenses
Purpose of loan:
This loan will be used to pay off?a dental bill and moving expenses.?

My financial situation:
I am a good candidate for this loan because I've taken steps to improve my?financial status such as credit courses, trying to keep money in a savings account, and I'm?trustworthy to make monthly payments.??My past record was due to?the job losses of both?my husband and myself going from?good paying positions to taking 2 jobs each so we could make ends meet.?

Monthly net income: $ 1800
Monthly expenses: $
??Housing: $ N/A
??Insurance: $
??Car expenses: $ 50
??Utilities: $ 75
??Phone, cable, internet: $ N/A
??Food, entertainment: $ 125
??Clothing, household expenses $ 45
??Credit cards and other loans: $ 567????
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2007	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,805	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	hopeful-moola2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
engagement ring
Purpose of loan:
This loan will be used to?? help pay for engagement ring for my soon to be finace!

My financial situation:
I am a good candidate for this loan because? I will be able to pay with ease. I have a high paying job and small amount of debt.

Monthly net income: $ 3500 dollars

Monthly expenses: $
??Housing: $ 1128
??Insurance: $ 130
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $ 185
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$79.54

Auction yield range:	10.89% - 17.00%	Estimated loss impact:	11.20%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1988	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,875	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	10%
		Homeownership:	No
Screen name:	reliable-exchange9	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for our wedding
Purpose of loan:
This loan will be used to pay for my wedding.? My fiancee and I have paid deposits and for some other expenses and have also saved a sum of money, but still need a loan for some of the major expenses that go with a wedding.

My financial situation:
I am a good candidate for this loan because both my fiancee and I will be paying this loan off.? My fiancee's expected income this year will be between $38K and $40K.? I am a seasonal Assistant Golf Professional.? I work the summer months in Massachusetts and the winter months in Florida.? A large amount of my income in the winter months comes from cash gratuity that can not be documented.? We plan on using some of our cash gifts from the wedding to pay towards this loan.? Our wedding is in September of this year, so potential lenders can expect a large payment in October.

Monthly net income: $1500
Fiance $2250
Total $3750
Monthly expenses: $1830
??Housing: $ 0
??Insurance: $230
??Car expenses: $ 600
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$316.65

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1976	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	0 / 0	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	29	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	LONDONTAXI139	Borrower's state:	Missouri	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	620-639 (Feb-2010) 700-719 (Jul-2008) 660-679 (Dec-2007) 660-679 (Oct-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
PURCHASE
Purpose of loan:
This loan will be used to?Downpayment Purchase of?Ford Transit Taxi. It is a mobile business model.

My financial situation:
I am a good candidate for this loan because?My debts have been discharged thru bankruptcy court.?Prior to bankruptcy I was able to sell my home and honor the debt. I operate an LLC lawn care business. I was overwhelmed with?attorney fees for divorce and an attorney?to regain my job. A job I loss do to politics. I have 50/50 legal and physical custody of my children paying no child support. ?I barter for living and the few lawn care?jobs I have cover insurance. I now live with a relative. I have not been able to recover and the economy has not helped. So, I am risky, I suppose. But slow and steady wins the race...........I hope. My consistent intention has been to model from my statement written on the information page of borrower information....LONDONTAXI139.
PLEASE READ.
THANK YOU FOR YOUR TIME AND INTEREST.
JLE

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1997	Debt/Income ratio:	28%
Credit score:	600-619 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 9	Length of status:	9y 0m
Amount delinquent:	$1,650	Total credit lines:	49	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,430	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	trailrider10	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	10 ( 67% )	600-619 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	1 ( 7% )	600-619 (Jan-2008) 560-579 (Jun-2007) 560-579 (May-2007) 560-579 (May-2007)
Principal balance:	$0.02	31+ days late:	4 ( 27% )
Total payments billed:	15
Description
3rd Prspr Loan...2 PAID...LOW Risk.
I am using this loan to retire higher interest rate debt.

I am a good credit risk because I have had two Prosper Loans and paid them both back within a year. I have?a good income?to cover?my debts.?

Monthly net income: $ 4190.00

Monthly expenses: $ 2,594
??Housing: $ 740
??Insurance: $ 112
??Car expenses: $445.66
??Utilities: $ 106
??Phone, cable, internet: $ 165
??Food, entertainment: $ 425
? Credit cards and other loans: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470567
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	5.89% - 34.00%	Estimated loss impact:	5.58%
Lender servicing fee:	1.00%	Estimated return:	28.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2000	Debt/Income ratio:	5%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	TaxesForMuchLessInc	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,100.00	< 31 days late:	0 ( 0% )	780-799 (Oct-2009) 680-699 (Aug-2009)
Principal balance:	$538.43	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Want to be ripped off (again)
I might not be able to do this right now.? I may need to wait for my income to improve.? I just started a new job on July 9 but expect to get a raise in the middle of September.? No hard feelings either way.? I'm creating this listing for much fun.? The picture is also an example of me having fun.? I showed up at a Hillary Clinton for president rally with that sign.? What can I? say?? I'm just a fun guy.

Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a good candidate for this loan because I enjoy paying outrageous interest.? I could get a loan from a bank at 9% but it just seems like so much fun to pay 41.36% instead.? I am completely stupid so I won't know the difference.

Monthly gross income: $ 1,440.00

Monthly expenses: $ 1,534.31
? FICA Tax? $110.16
? Federal Income Tax $0.00
? State Income Tax? $0.00
??Housing: $ 442.66
??Insurance: $ 100.00
??Gas expenses: $ 90.00
??Utilities: $ 180.00
??Phone, cable, internet: $ 105.00
??Food, entertainment: $ 350.00
? Prosper loan? $35.46
? Credit Card? $72.00
? Installment loan? $49.03

FYI: My debts
Mortgage ? $42,956.00
Prosper loan? $555.15
Preferred Credit? $1,126.91
Marine Federal Credit Card? $3,566.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$112.17

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1988	Debt/Income ratio:	6%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	24y 10m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$541	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	liberty-prospector0	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replacing Appliances
Purpose of loan:
This loan will be used to?
Too replace leaking appliances
My financial situation:
I am a good candidate for this loan because?
I don't owe out much $
Monthly net income: $

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 99
??Food, entertainment: $?200
??Clothing, household expenses $?100
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$157.04

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1982	Debt/Income ratio:	12%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	4 / 3	Length of status:	3y 11m
Amount delinquent:	$8,466	Total credit lines:	31	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,994	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	tidesachangin	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	560-579 (Feb-2008) 640-659 (May-2007)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
First Prosper Loan was paid in full
Purpose of loan:
This loan will be used to?consolidate debts and pay money owed to a good friend.
My financial situation:
I am a good candidate for this loan because?
this is my second prosper loan, and the first was paid full. I am employed in a stable work environment as a Registered Nurse.
Monthly net income: $ 4100

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$289.22

Auction yield range:	10.89% - 17.00%	Estimated loss impact:	11.20%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-2005	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,628	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	spirited-penny7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Downpayment for an investment home
Purpose of loan:
This loan will be used to?

Fund the downpayment for a rental property. Banks are very conservative these days, and are wary of providing a construction loan. They, rightfully so, require a downpayment. But after 6 months of seasoning (meaning having the property leased for 6 months), two banks that I have a relationship with will refinance a stabilized property on a longer term loan. They will refinance the home for the original loan amount plus the downpayment. Thus, I will get my downpayment back and pay off my Prosper loan.

My financial situation:
I am a good candidate for this loan because?

I have 5 years of management and property rehabilitation experience dealing with every aspect of rental real estate. I've managed property through the real estate bubble, and the crash after the bubble. I am purchasing at the bottom of the bubble. Loans are hard to get, which has driven prices down to historical lows.

Also, I have 10k in savings, which should ease any potential lender's minds. Because I only need the downpayment for a short term, I prefer to fund it with a short term loan, rather than my available cash.

Monthly net income: $ 3700 (not including my wife's income)

Monthly expenses: $ 2000
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $100
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1990	Debt/Income ratio:	22%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 8	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,958	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	wise-silver-orca	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix personal accounting error
Purpose of loan:
This loan will be used to? help fix a huge accounting error I made when doing bills over the summer.? Our computer crashed and I did not have access to my spread sheet and I paid out too many bills at once, creating problem.? The bills were not even due yet.? My problem is that being a teacher I don't get paid again until the end of September.

My financial situation:
I am a good candidate for this loan because? I have good credit and stable job.? I take pride in paying all of my bills on time.

Monthly net income: $ 4600?

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $ 270
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	22.65%	Starting borrower rate/APR:	23.65% / 27.12%	Starting monthly payment:	$136.67

Auction yield range:	7.89% - 22.65%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1979	Debt/Income ratio:	34%
Credit score:	820-839 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 21	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	67	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,955	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	papamackdaddy	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high Interest credit cards
Purpose of loan:
This loan will be used to Pay off a high interest credit card

My financial situation:
I am a good candidate for this loan because I pay my bills on time and I manage my debt extremely well. I am trying to chip away at my debt with lower interest rates.

Monthly net income: $6300

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$117.61

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1983	Debt/Income ratio:	29%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	16 / 15	Length of status:	23y 3m
Amount delinquent:	$1,312	Total credit lines:	53	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$76,056	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	awe-inspiring-yield6	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan for our Daughter
Purpose of loan:
This loan will be used to?
To help fund our daughter's final semester of schooling.
My financial situation:
I am a good candidate for this loan because??
I am a 23+ year Federal employee who, along with my wife, work hard for our chidren and ourselves.? Our current credit situation does not allow for a private funded loan and because of our income, over $200,000 between my wife and I, we are unable to apply for Federal Aid.? Our daughter does not have established credit and needed us to co-sign.? Due to our credit scores, we were unable to co-sign on her loan.? She was unable to qualify for a Prosper loan due to her low income and credit score.? Our daughter is in her last semester of school and will be a teacher when she graduates in December.? Please help us help our daughter in reaching her goal of becoming an elementary school teacher.

The amount indicated as delinquent was settled and the account brought current within the last week.?

On paper we may be a risk, however, we are good people who honor are debts.? Thank you for taking the time to review our request.
Monthly net income: $
$12000
Monthly expenses: $
??Housing: $ 2686
??Insurance: $ in house payment
??Car expenses: $ 900 car insurance $400
??Utilities: $ 255
??Phone, cable, internet: $ 160
??Food, entertainment: $ 400
??Clothing, household expenses $?300????
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,250.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.65%	Starting borrower rate/APR:	13.65% / 15.80%	Starting monthly payment:	$246.56

Auction yield range:	5.89% - 12.65%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1984	Debt/Income ratio:	20%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	12y 11m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,003	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	No
Screen name:	blue-deal-position	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	720-739 (Latest)
Principal borrowed:	$8,100.00	< 31 days late:	0 ( 0% )	720-739 (May-2010) 740-759 (Jul-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Energy Saving improvements + paint
Purpose of loan:
This loan will be used to pay for the work I am doing to the exterior of my home that I have been living in since 1997.? I am replacing all of the masonite siding with Hardiplank, upgrading the electrical service and moving the panel box inside my house, replacing all the rotted wood on eves and porch and repainting.? The overall project also includes replacing all of the old windows with low-e glass windows. The window replacement will allow me to receive a $450 rebate from local electric power company and also makes me eligible for IRS tax credits. This is a second attempt with a lower loan request.
My financial situation:
My credit rating and payment track record is very good. I received my first loan with Prosper last August and then refinanced that loan in May 2010 at a lower rate. At that time I had not completed my planning for this project so I have just paid off that loan from my reserve funds and am asking for this loan to help me complete this project.? Once this outside project is completed I will move onto cosmetic improvements inside.This house is currently financed with my State Employees Credit union at a rate of 4.75% and once these improvements are completed, I plan to have the house reappraised?so that I can lower the?loan to value ratio and thus improve my loan margin to get a lower interest rate of 3.75. My current house payment with escrow is $831.00.The escrow takes care of my taxes and house insurance.
My car payment is $262 a month
I have been employed with the state of North Carolina since 1997.Monthly?net income: $ $4800 (this was previously listed incorrectly with gross income figure)

Thank you for your consideration
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1993	Debt/Income ratio:	40%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,463	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	xoxoxo22	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff high interest loan
Purpose of loan:
I am relisting this loan request. The original loan request was canceled per Prosper's message, there was a bug in the system? which caused my credit score to calculate inaccurately. I am hoping this time around we will get the loan funded....I am a good candidate for this loan because I have never been late on a payment, have a steady job at a university, and am motivated to pay off the loan during the term. I am an extremely responsible individual and take this loan seriously.I'm trying to rebuild my credit by paying off a high interest loan as well as some credit cards.

Monthly net income: $ 3000
Monthly expenses: $
??Housing: $ 950.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $?75.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	restless-pound0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Business Growth Capital
Purpose of loan:
This loan will be used to finance my exisiting business capital requirements and to see me through to my upcoming accounts recievable?cash flow cycle.?This will also?allow me to continue to scale up growth.

My financial situation:
I am a good candidate for this loan because I am a successful small business owner with over 500k in revenue last year, 400k the previous?and with a proven track record in my field. I also have ok credit in contradiction to what prosper has rated me. Baffled by the 1 score here. Walked away with a 50k auto loan last month with 500 down and a 700 credit score.

Monthly net income: $ 9000

Monthly expenses: $
??Housing: $ 3000
??Insurance: $ 160
??Car expenses: $ 540
??Utilities: $ 175
??Phone, cable, internet: $?300
??Food, entertainment: $ 1000
??Clothing, household expenses $?500
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-1995	Debt/Income ratio:	77%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	8 / 9	Length of status:	1y 6m
Amount delinquent:	$2,090	Total credit lines:	18	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,584	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	versatile-order9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to? get a new start.????

My financial situation:
I am a good candidate for this loan because?I have always worked my entire life. The last few months jave screwed up years of hard work and I am?prepared to work as hard as I have to to be successful.?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 750????????

??Insurance: $150
??Car expenses: $ 400
??Utilities: $ 250
??Phone, cable, internet: $120
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 40.75%	Starting monthly payment:	$49.76

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,548	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	runningman07	Borrower's state:	NewJersey	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Would you bit on 0 delinquencies?
After talking to several people, including my group leader, I have decided to relist with a smaller amount.

This loan will be used to pay down my chase credit card...... and to help me reach my goal of having a great credit rating

My financial situation:
I had to use my credit cards to pay some bills during the summer months while I waited for income to come in from a second job.

I am a great candidate for this loan because I am never late with making payments. My plan is to pay this loan back within 12 months. Come the end of September, my net income will increase and I will be able to double/triple my monthly payments.

Monthly net income: $2300

Monthly expenses:
??Housing:475 $
??Insurance: 80$
??Car expenses: 120$
??Utilities: 60$
??Phone, cable, internet: 130$
??Food, entertainment: 250$
??Clothing, household expenses 100$
??Credit cards and other loans: 500$

Thank you for your consideration and I would be happy to answer any questions you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$123.28

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1993	Debt/Income ratio:	33%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 12	Length of status:	24y 0m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$188,770	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	kindness-sasquatch	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Repair and home improvement
Purpose of loan:
This loan will be used to? repair my auto and pay off low balance credit cards.

My financial situation:
I am a good candidate for this loan because?
I am conscious about my credit and I will pay my bill on time.? Good credit is important to me because I have a family to take care of.
Monthly net income: $ 7200
Monthly expenses: $
??Housing: $ 1315
??Insurance: $?200
??Car expenses: $ 415
??Utilities: $ 800
??Phone, cable, internet: $ 425
??Food, entertainment: $ 425
??Clothing, household expenses $ 300
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1993	Debt/Income ratio:	13%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	15y 0m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$73,568	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	rate-caravan	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The Little Gym
Purpose of loan:
This loan will be used to help fund a franchise my husband and I have purchased called The Little Gym (TLG).?? There are more than 300 worldwide and 11 in North Carolina. The nearest TLG to Fayetteville is 90 minutes away.We have already purchased the franchise and raised? $190,000 for project costs in the last two and half years.? We are just $20,000 short of our?funding goal to open the gym, which is planned for January 2011.?? We have tried to go through the SBA, but had no luck.?? We are just hoping someone will help us in securing this last bit to meet our goal.
My husband is a Major in the U.S. Army.? He has been in for 15 years.? We do own a home in Fayetteville, NC.?? We have owned our home now for 9 years.

We strongly believe Fayetteville will be a great market for The Little Gym considering there are very little resources for children.? In addition, a military base closure in Atlanta, Georgia will result in 40,000 people relocating to Fayetteville, NC.? A majority of these military members and civilians have families with children.?

Monthly net income: $7200

Monthly expenses:?
??Housing: $ 1400
??Insurance: $ 119
???Utilities: $ 200
??Phone, cable, internet: $135
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,310	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	sparkling-trade	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need that extra boost 4 next level
Purpose of loan:
This loan will be used to fund the initial print of marketing materials and website optimization for our new publication FireMrLandlord The Magazine. This magazine is a unique opportunity for us to connect with our target market which is first time home buyers and to provide a great opportunity for local businesses to increase their brand awareness with our publication. We also will be implementing a great rewards program to encourage our readers to visit and become familiar with our marketing partners.

My financial situation:
I am a good candidate for this loan because I have been very wise with my credit and feel it is time to take my business to the next level.

Monthly net income: $ 5,900

Monthly expenses: $
??Housing: $ 1750
??Insurance: $ 80
??Car expenses: $
??Utilities: $ 300
??Phone, cable, internet: $ 230.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 19.31%	Starting monthly payment:	$210.94

Auction yield range:	10.89% - 15.00%	Estimated loss impact:	10.14%
Lender servicing fee:	1.00%	Estimated return:	4.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1986	Debt/Income ratio:	48%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$66,454	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	bighopes2001	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	700-719 (Jun-2010) 680-699 (Dec-2007)
Principal balance:	$2,954.51	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Putting on a new roof
Purpose of loan:
This loan will be used to? replace my roof

My financial situation:
I am a good candidate for this loan because?I have always paid my bill on time and have also paid my prosper loan on time?

Monthly net income: $ 8400

Monthly expenses: $
??Housing: $
??Insurance: $ 100
??Car expenses: $600
??Utilities: $150
??Phone, cable, internet: $150
??Food, entertainment: $ 250
??Clothing, household expenses $120
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	9	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 9m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Food Service
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$587	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	23	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	momentous-repayment5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2nd location equipment purchase
Purpose of loan:
This loan will be used to open a 2nd location.? This location is in the heart of downtown Atlanta and is partially equipped.? I need to borrow in order to complete this location.

My financial situation:
I am a good candidate for this loan because I have a pizza shop and do not owe any money on it.? I own all the equipment?at this?1st location.? I opened this shop in Jan, 2008 when the economy went south and I am going strong.? I have the right people behind me to make this 2nd location a success.?

Monthly net income: $ 4000????

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 250?
??Car expenses: $ 300????
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	22.89%	Starting borrower rate/APR:	23.89% / 27.36%	Starting monthly payment:	$293.81

Auction yield range:	16.89% - 22.89%	Estimated loss impact:	37.91%
Lender servicing fee:	1.00%	Estimated return:	-15.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1999	Debt/Income ratio:	32%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	19y 11m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,464	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	spiritual-interest2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rate Buster
Purpose of loan:
This loan will be used?pay off higher rate personal loan I had to take out last year because my husband received a liver transplant. He is doing excellent now!?

My financial situation:
I am a good candidate for this loan because through hard work and dilegence I have done the following this past year:? 1. Increased my credit score over 80 points? 2. Paid off my 2006 car which I now own free and clear? 3. Refinanced my mortgage from 9.5% to 5% fixed rate. In addition my husband is now receiving SSDI and is able to pay for his insurance as well as our mortgage.
Monthly net income: $ 2800

Monthly expenses: $ 1625
??Housing: $ 200
??Insurance: $?100
??Car expenses: $ 100 gas & upkeep
??Utilities: $ 250
??Phone, cable, internet: $ 125
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$144.76

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1981	Debt/Income ratio:	23%
Credit score:	600-619 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	8y 11m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,733	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	value-demon	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	540-559 (Sep-2008)
Principal balance:	$1,027.61	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Debt Free
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 39.75%	Starting monthly payment:	$183.22

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1989	Debt/Income ratio:	37%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	35	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	responsible-gain3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
other use
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$158.33

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1996	Debt/Income ratio:	50%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 7	Length of status:	11y 11m
Amount delinquent:	$300	Total credit lines:	21	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,005	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	tender-nickel	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper loan with extra insurance
First of all, thank you for taking the time to look at my listing.This loan is to pay off an installment loan.I am already paying a very high interest rate, and I would rather do so in a forum like Prosper.?I want?everyone?to see my progress?so I can one day borrow at a lower rate.?(once people see that I am reliable).I am an excellent candidate for this loan because I am moving in with my long term boyfriend who will cover all of my expenses.I will work on my debt.This loan will also be automatically deducted from our joint account.?(the extra insurance)Just an explanation of the delinquency, it is a hospital bill that somehow got lost in the cracks.? I?paid it off last week and it has not shown up on my credit report yet.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 33.56%	Starting monthly payment:	$41.09

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1980	Debt/Income ratio:	1%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	31y 4m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$998	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	green-virtuous-finance9	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Medical Bill
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 14.74%	Starting monthly payment:	$49.21

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1982	Debt/Income ratio:	27%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	11y 2m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,646	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	dedicated-fairness3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Chicago vacation
Purpose of loan:
This loan will be used to? take a trip to Chicago and buy new tires.? But, I'm leaving in 3 days.

My financial situation:
I am a good candidate for this loan because?I have never defaulted on a structured payment.? And, should the need arise, I have over $51,000 in my 401k to cover the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$289.51

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2002	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,192	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	greeniris0815	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
OUT OF DEBT IN 3 YRS IS MY GOAL!
Purpose of loan:
I am looking to aquire a loan for debt consolidation. I have a few credit cards and would like to make a lump payment to prosper.com instead of?5 individual places.?My highest credit card balance is?$3750 and the next one is $1000 and the other three are minor but important.?After I get this loan paid off using prosper.com in place of my credit cards, I would like to be able to start making payments on braces. I once had them when I was 13 years old but never returned for phase 2 of my treatment due to my parents relationship falling apart. Ive tried several times over the years to get them but its just too expensive with my current debt. My main priorty are my bills. I am not deliquent and I own my own house.
My financial situation:
I am a very responsible person.?I have been at my place of employment for over 5 years. I have no kids and no other added?expenses (ie. internet, cable, water,.......) .?Just trying to get these cards paid off so I can one day have that beautiful smile Ive always hoped for!!?Please help!

Monthly net income: make $2000 after taxes

Monthly expenses: $
??Housing: $ 335????
??Insurance: $ 110
??Car expenses: $ 261
??Utilities: $ 20
??Phone, cable, internet: $ 60 (phone only)
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $?300 (prosper.com loan would replace this payment)
??Other expenses: $ 80 (gas)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 19.82%	Starting monthly payment:	$230.13

Auction yield range:	13.89% - 15.50%	Estimated loss impact:	14.87%
Lender servicing fee:	1.00%	Estimated return:	0.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2003	Debt/Income ratio:	21%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,934	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	bold-wampum-farm	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down that debt...please help
Purpose of loan:
This loan will be used to?pay down my credit card debt.

My financial situation:
I am a good candidate for this loan because? I have secure employment with a great history of paying all my bills on time. Just need a loan to get ahead and lock in a set payment instead of a variable rate credit card bill.

Monthly net income: $ 2900

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 75
??Car expenses: $?150
??Utilities: $ ~100
??Phone, cable, internet: $ 90?
??Food, entertainment: $ 150
??Clothing, household expenses $?100
??Credit cards and other loans: $ ~800
??Other expenses: $ 100-150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2006	Debt/Income ratio:	8%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,649	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	forte9	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business cash flow
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1987	Debt/Income ratio:	20%
Credit score:	620-639 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 9	Length of status:	21y 0m
Amount delinquent:	$2,647	Total credit lines:	30	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,638	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	mark0259	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	640-659 (Jun-2008)
Principal balance:	$2,024.36	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Fix Fix Fix
Purpose of loan:
General repairs????
My financial situation:
Been moving between south carolina and washington and two homes has caught up with me, now that I am back in washington?its time to fix things up.? Also re-financing so what to get the best out of the process.

Monthly net income: $
8000 plus with the overtime!!

Monthly expenses: $
??Housing: $ 2560
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$203.56

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1993	Debt/Income ratio:	28%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 9	Length of status:	8y 9m
Amount delinquent:	$5,976	Total credit lines:	31	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,479	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	24	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	galarl10	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	760-779 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	660-679 (May-2008)
Principal balance:	$2,663.13	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Back For More
Purpose of loan:
My first loan helped out so much, so I would like to get another loan to pay off?some more?of my debt.
My financial situation:
I will be able to pay this loan back.?I have a great solid job and make good money. As you can see, I have been able to raise my credit score and have never missed a Prosper payment.

Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $ 123
??Car expenses: $ 608
??Utilities: $?120
??Phone, cable, internet: $ 68
??Food, entertainment: $ 125
??Clothing, household expenses $ 50
??Credit cards and other loans: $?700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$115.06

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1981	Debt/Income ratio:	3%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	31y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$963	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	25	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	Wills1960	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lowering my monthly debt
Purpose of loan:
This loan will be used to consolidate small nagging credit cards (approx. $1000.00) and 2 personal loans (approx. $1800) saving me about $200.00 a month.?I will be paying off the credit cards instead of paying the min. payment and getting nowhere on them.? They will be gone for good, as I have already distroyed them and only use my personal checking debit card.? By paying off the personal loans along with the credit card, I will be savings on my monthly debt and be able to use the extra to help my daughter who is going to college with her living expenses.? I have heard of your service from a friend and felt that this would be a good place to continue to build my credit and know the the credit cards will be gone for good!? "Thank you" in advance for your help.
My financial situation:
I am a good candidate for this loan because I have a very stable job that I have been at for 30+ years.? My pay roll check is auto deposited into my account every month on the 10th and 25th.? I have the ability to pay back this loan and have worked hard to correct some unfortunate credit problems in the past.

Monthly net income: $ 3600.00

Monthly expenses: $ 1500.00
??Housing: $ 710.
??Insurance: $ 120.
??Car expenses: $ 350.
??Utilities: $ 120.
??Phone, cable, internet: $ 100.
??Food, entertainment: $ wife?takes?care of
??Clothing, household expenses $ wife takes care of
??Credit cards and other loans: $ will be paid off
??Other expenses: $ 100.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	9y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,304	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	careful-benefit2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay off a credit car and a car loan that was understood to me was paid off 6 years ago by insurance company and out of no where I get hit with a bill from past loan.

My financial situation:
I am a good candidate for this loan because I have lowered my debt substantially in the past year and this would be my only bill besides monthly expenses listed below.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $600 Will be gone if i receive loan
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$243.17

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-2001	Debt/Income ratio:	19%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,305	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	tidy-contract5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card and Car Loan
Purpose of loan:
I would like to consolidate some of my monthly bills.

My financial situation:
I have a steady, secure job and a pristine credit history.

Monthly net income: $
3410

Monthly expenses: $
??Housing: $ 950
??Insurance: $ 65
??Utilities: $ 100
??Phone, cable, internet: $ 130
??Food, entertainment: $ 500
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 910 (after this loan: 600)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$164.05

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1991	Debt/Income ratio:	10%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	20y 2m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,131	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	established-reward4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel Kitchen
Purpose of loan:I would like to remodel my bathroom and update partof my kitchen

My financial situation:
I am a good candidate for this loan because as reflected in my credit report I pay my bills on a timely manner. And this will be a short term loan.
Monthly net income: $
$6,000,00
Monthly expenses: $
??Housing: $ 500.00????
??Insurance: $ 100.00
??Car expenses: $ 50.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 135.00
??Food, entertainment: $ 200.00??
? Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.74%	Starting monthly payment:	$54.23

Auction yield range:	13.89% - 17.00%	Estimated loss impact:	14.95%
Lender servicing fee:	1.00%	Estimated return:	2.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1998	Debt/Income ratio:	16%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 12	Length of status:	2y 10m
Amount delinquent:	$844	Total credit lines:	44	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,420	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	35%
		Homeownership:	Yes
Screen name:	FinanceGuy123	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relist:New to Prosper
Purpose of loan:
I am new to Prosper.? I am going to start off small to gain the confidence of lenders.? I will use this loan to pay off all my credit card debt.? I am a great NO risk investment.? I want to work on getting a "A" Prosper Rating.. Prosper is a great tool to have sources to for investing and borrowing.?

My financial situation:
I am great with finances...I am very new to this site.? I will eventually become a lender as well.? I was a victim of credit card fraud roughly 4 years ago.? So I thought my credit was pretty much cleaned up from that but it's not quite there.? The $844 delinquent amount showing above was either a credit card or a phone opened under my information that has not yet been removed off my credit.? Please email me with any questions or concerns you may have.? Thank you for the consideration.?

Monthly net income: $ 3880

Monthly expenses: $
??Housing: $ 801
??Insurance: $ 135
??Car expenses:
??Utilities: $ 150
??Phone, cable, internet: $ 110
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$104.04

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1988	Debt/Income ratio:	54%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$146,440	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	No
Screen name:	Jubraa	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Pay Offs
Purpose of loan:?? This loan will be used to pay off my Lowe's Credit Card of $2,100 with monthly payment of $135.00.? This will improve my overall monthly payment by $30.00, and term the credit out that I can pay it down faster !!?

My financial situation:??? I am a good candidate for this loan because I am never late with my payments as you can see from my credit report and?have the capacity and the history to pay back large loans and credit card balances.?? Between my husband and I we both make about $150,000 and our overall D/I is around 43%.? We are obviously just over extended at this time, but we always make our payments as you can see on my credit report, we would NEVER not pay back a loan or credit card, NEVER!? I know that I see I have a 3 prosper score and a rating of HR, but that is merely due to our credit balances, which I am trying to improve.? Not due to not paying on time or not paying at all, just due to over extending ourselves.? This is why granting me a loan in this case would make sense, it would actually help my position.

Thank you for your consideration, if you have any questions about my credit file, please email, I would be glad to answer any questions you may have about me.? Thanks.

Monthly net income: $ 3,050

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$588.07

Auction yield range:	10.89% - 34.00%	Estimated loss impact:	11.67%
Lender servicing fee:	1.00%	Estimated return:	22.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1984	Debt/Income ratio:	54%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	10 / 6	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	33	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,863
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	precious-silver5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards, Home Repairs
Hello, Thanks for your interest in my listing!

I am 65, I retired from the State of Illinois after working there for 20 years.? I have Social Security benefits, and I work two days a?week in the billing department at a local hospital.? I bought my home in 2001 and there is only about 30% left to go on the mortgage.? I own two vehicles with no loans on them.? I have three grown children and five grandchildren ( four human and one dog that thinks she's human).?

I am looking to get a loan to clear off some credit card debt, and to do some repairs around the house.?

I am somewhat dismayed to see my Prosper rating as a "D".? I have a great credit score and no delinquent items at all.? I have paid off well over half of my home loan, and I have two sources of income that I don't have to work for.? I have my state retirement pension, and Social Security.? I also work two days a week because I wanted a part time job, not because it is necessary.

Since I'll be using the loan proceeds to clear off some credit cards, my Debt/Income Ratio should stay below 40%.

I set the initial rate pretty high to get some interest (no pun intended).? I hope the rate gets bid down, otherwise it won't make sense to take the loan with such a high APR.? If I don't get down below 25%, I might forget trying to consolidate the credit cards and just try for about $4,000 for the home repairs.? I would rather be paying interest to regular people than the huge banks, so we'll see if that works out.

I always take care of my obligations, which should be clear from my credit profile.?

My monthly take home pay is about $2100 combining my pension, social security income, and part-time job income.

My monthly expenses including utilities, mortgage, insurance, and credit card payments total about $1520 per month.? My credit card debt accounts for about $400 of that total.?

I usually have around $500 per month that doesn't go towards monthly bills.?

With this loan I should only increase my monthly payments by about $150, since I will eliminate the credit card debts.? I would rather be paying interest to regular people than to the gigantic banks, as long as it isn't costing me more that way.

Thanks again for your interest!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1998	Debt/Income ratio:	23%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 7	Length of status:	3y 10m
Amount delinquent:	$145	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,082	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	credit-freshmaker0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off last high int bills
Purpose of loan:
This loan will be used to pay off any further high interest loans I have. I have worked really hard to correct my credit history. I really did mess up when I was in college, very immature, spent money that was not mine (credit cards) but now?I keep everything in line. I have one delinquency that shows on my report that is actually from a UCLA medical bill, that has been paid. (that is the $145.00 you see) I am currently trying to get them to correct that listing.

My financial situation:
Despite what my credit report states, I am not delinquent on any open credit line. I work for civil government and am in a very stable position. My financial sitiuation is great. I just need to lower my interest rates for whatever is left that I?have to pay off. Any interest rate will be better than the one I am paying. You have no idea. I am trying to buy a house in two years with my fiance.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ 900.00
??Insurance: $?125.00
??Car expenses: $ 500.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 120.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$521.08

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1990	Debt/Income ratio:	16%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$99,301	Stated income:	$100,000+
Delinquencies in last 7y:	28	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	generosity-aggregator1	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No more money to big corporations!
Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation:
I am a good candidate for this loan because I make enough money to pay off the debt, but I would like a fixed rate and would rather have individuals receive the money rather than the credit card companies.

Monthly net income: $9553.00

Monthly expenses: $7942.00
??Housing: $4030.00
??Insurance: $223
??Car expenses: $545.00
??Utilities: $300.00
??Phone, cable, internet: $119.00
??Food, entertainment: $1131.00
??Clothing, household expenses $527.00
??Credit cards and other loans: $1000.00
??Other expenses: $67
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1978	Debt/Income ratio:	23%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 8	Length of status:	9y 3m
Amount delinquent:	$20	Total credit lines:	26	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,092	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	smart-truth2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off small charge cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$82.19

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2003	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	1y 4m
Amount delinquent:	$135	Total credit lines:	5	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,347	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	thankful-loan5	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Child support and school
Purpose of loan:
This loan will be used to? pay for?a lawyer?for proper visitation rights to my son?and?to go back to college ??

My financial situation:
I am a good candidate for this loan because? I have good income, but I JUST found out I have a five year old son and it's?goinig to?cost me a fortune to get a lawyer.? I?also would love to finish up my degree in education and have a job that doesn't?require me to work?around drunk people. It's great money, but I am not getting enough shifts anymore and it's not worth it to me with my son in the picture now.?

Monthly net income: $
Summer ($2500)? Fall and Spring ($4000)
Monthly expenses: $
??Housing: $ 800
??Insurance: $ 150
??Car expenses: $?150
??Utilities: $?100
??Phone, cable, internet: $ 65
??Food, entertainment: $800?
??Clothing, household expenses $100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$166.07

Auction yield range:	10.89% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	9	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,508
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	eman7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
I will use the loan to help off set some of the startup cost associated with the business. I want to open an automotive shop, I have a client list and people who are ready to work. All I need to do is open up for business. The loan will speed up the process, and help me open the shop. My Financial situation is stable, I do not have any long term debt at this time. I am very good at making on-time payments and will be a good candidate to lend money to.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$90.38

Auction yield range:	16.89% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1998	Debt/Income ratio:	42%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	7y 8m
Amount delinquent:	$0	Total credit lines:	11	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$34
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	eastindianprince	Borrower's state:	Florida	Borrower's group:	AAA LGBT Families helping LBGT Families
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvest in prosper
Purpose of loan:
This loan will be used to invest in a in prosper.com. I really need a chance to improve my rating on this site. I have a very clean slate from many years now and just asking fellow members to help me out

My financial situation:
I am a good candidate for this loan because I have 0 expense, I get to keep the 700 dollars i get from social security because i live in a motel who uses my IT skills in exchange of lodging, boarding and utilities. I don;t have the lumpsum but have a steady income of 700 usd every month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 458768
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.56%	Starting monthly payment:	$165.45

Auction yield range:	16.89% - 27.00%	Estimated loss impact:	19.87%
Lender servicing fee:	1.00%	Estimated return:	7.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-2001	Debt/Income ratio:	20%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,412	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	jrenwill	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2008)
Principal balance:	$3,092.59	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Reducing monthly obligations
Purpose of loan:
Pay off an existing loan to reduce monthly obligations.

My financial situation:
I am a good candidate for this loan because I am an on-time payer with a stable job. My only deliquency was related to a trial payment error for my recent mortgage modification.

Monthly net income: $ 3200

Monthly expenses: $ 2590
??Housing: $ 1230
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $?40
??Phone, cable, internet: $ 120
??Food, entertainment: $?350
??Clothing, household expenses $ 150
??Credit cards and other loans: $?450
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$295.28

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,411	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	Yes
Screen name:	transparency-acrobat0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
expanding business
Purpose of loan:
This loan will be used to? purchase new equipment as we are expanding into a larger field of remodeling, we are? busier now then ever before.
My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 22.37%	Starting monthly payment:	$274.92

Auction yield range:	16.89% - 18.00%	Estimated loss impact:	19.30%
Lender servicing fee:	1.00%	Estimated return:	-1.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-2000	Debt/Income ratio:	30%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	8y 0m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,028	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	buccks_1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Nov-2007) 640-659 (May-2007) 620-639 (Feb-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Pay for final quarter of college.
Purpose of loan:
This loan will be used to complete my college tuition.

My financial situation:
I am a good candidate for this loan because completing my degree will increase my income substantially.

Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 116
??Car expenses: $100
??Utilities: $ 300
??Phone, cable, internet: $100
??Food, entertainment: $ 250
??Clothing, household expenses $150
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.00%	Starting borrower rate/APR:	13.00% / 16.25%	Starting monthly payment:	$303.25

Auction yield range:	10.89% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1999	Debt/Income ratio:	12%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 13	Length of status:	3y 11m
Amount delinquent:	$38,290	Total credit lines:	30	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,523	Stated income:	$100,000+
Delinquencies in last 7y:	12	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	ErvLending	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used for consolidating debt in credit cards. I know I am showing a delinquency, this is for my current house which is being short saled. I did not want to foreclose so the bank worked with us to short sale. I am also a lender and understand the importance of on time payments. I have never been late on any payments in my 10 year credit history except my home which we are currently working through. I currently rent at 1200 a month and have a great income to payback the loan. Questions please e mail me

Monthly net income: $

Monthly expenses: $
??Housing: $1200
??Insurance: $189
??Car expenses: $610
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $300
??Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$519.98

Auction yield range:	10.89% - 14.00%	Estimated loss impact:	11.11%
Lender servicing fee:	1.00%	Estimated return:	2.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1998	Debt/Income ratio:	14%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 5	Length of status:	6y 0m
Amount delinquent:	$881	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,331	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	pound-control	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A New Era in Digital Literature
Purpose of loan:
The purpose of this loan is to expand the client list of Imagenat, LLC, a creative consulting company focused on providing digital media management, production and promotion services to the literature community.

To date, Imagenat has:
1. Grown an international following of eager consumers for our clients;
2.??Produced and marketed clients work;
3.? Contracted professional services in the areas of graphic design, programming, editing and marketing
4. Established in-kind partnerships with PR Firms and Marketing Firms
In the next year, Imageant is poised to grow a substantial consumer base and provide professional services to an expanding market of indie digital entertainment providers. The marketing and promotion of our services and new client generation requires that we raise $20,000.

My financial situation:
I am a good candidate for this loan because I am incredibly responsible with finances and have a stable amount of assets to cover what small liabilities I possess. This is a solid and well poised venture led by a computer engineer and technologist, futurist and literary artist, with over 8 years of experience in project management and art production and a Bachelor?s of Science from Syracuse University.

My venture will have a basic monthly cash-burn of $3,885 per month, equivalent to $42,780 per year.? The average cash burn before sales in months 1 - 2 (September - October) is expected to rise as marketing and promotion move into full execution but will be contained from there on out. Beginning in October, projected client sales will reach $8000 to a net cash flow of $73,000 per year.

As a fail safe, my monthly cash flow will be secured by the income I receive from a full-time job. I am and have always been committed to success in any endeavor of my choosing and have worked tirelessly to build this concept to the current level of operation.

Though I have an entrepreneurial spirit, I also have real responsibilities that I must honor, which is why I will continue to work as a project manager as I grow my most recent venture-Imagenat.?

Monthly net income: $ 4100

Monthly expenses: $ 2059
??Housing: $ 1009
??Insurance: $ 25
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 350
??Other expenses: $ 200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1997	Debt/Income ratio:	16%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$4,085	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	silver-bumblebee	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Aiming to be Debt Free!
Purpose of loan:
This loan will be used to consolidate my credit cards.

My financial situation:
I am a good candidate for this loan because I am working towards financial independence.

Monthly net income: $ 2560

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100????
??Car expenses: $ 440?
??Utilities: $ 600
??Phone, cable, internet: $ 200
??Food, entertainment: 300$
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$250.69

Auction yield range:	5.89% - 7.00%	Estimated loss impact:	6.05%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2002	Debt/Income ratio:	11%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,293	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	trustworthy-point8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expenses
Purpose of loan: Complete the final payment of the reception hall, and Photographer

My financial situation:
I am a good candidate for this loan because I am very financially responsible and have a great job and a great future in the field of eletrical engineering.

Monthly net income: $ 3,200.00

Monthly expenses:
Housing: $ 430.00
Insurance: $ 30.00
Car expenses: Paid Off?
Utilities: $ 30.00
Phone, cable, internet: $ 30.00
Food, entertainment: $ 200.00
Clothing, household expenses $ 30.00
Credit cards and other loans: $ 700.00
Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$225.87

Auction yield range:	5.89% - 9.00%	Estimated loss impact:	6.09%
Lender servicing fee:	1.00%	Estimated return:	2.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-2000	Debt/Income ratio:	18%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,404	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	best-benjamins-bigwig	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Payoff
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	9	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	3y 4m
Amount delinquent:	$36,782	Total credit lines:	9	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,339	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	want2Bdebtfree7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Baby and Debt Free FOREVER!
Purpose of loan:
This loan will be used to?
Pay off the credit card my parents took out for me at 0%.? That card now has a much higher rate and I would like to put it in my name.? I have made payments of $435 per month to that card for the last 18 months with no lates.
My financial situation:
I am a good candidate for this loan because?? The delinquency on my report is only from a mortgage debt.? I lost the home due to fire.? All payments are on time since that time in my life.? I understand that my credit debt is my own fault.? I have done a lot of soul searching in the last few years, read many books and have improved my situation drastically.? My wife and I are working hard to pay off our debts and are proud of the strides we have made so far.? Getting pregnant and giving birth to our daughter was a life changing experience for us!? We?will be paying $435+?per month to this debt! ?
Monthly net income: $
$5700

Rent: $1450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 9.07%	Starting monthly payment:	$185.26

Auction yield range:	3.89% - 6.00%	Estimated loss impact:	3.51%
Lender servicing fee:	1.00%	Estimated return:	2.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-2001	Debt/Income ratio:	16%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	9y 7m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,458	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	Yes
Screen name:	aggresive-openness5	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? consolidate other bills

My financial situation:
I am a good candidate for this loan because? I have great credit

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-2008	Debt/Income ratio:	27%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,150	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	best-authoritative-note	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill Consolidation
Purpose of loan:
I will be using this loan to consolidate credit cards and prepare for the upcoming school year.

My financial situation:
I'm a college student who works part time. I live at home with my parents and they pay for most of my living expenses.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 25.43%	Starting monthly payment:	$267.33

Auction yield range:	16.89% - 21.00%	Estimated loss impact:	25.19%
Lender servicing fee:	1.00%	Estimated return:	-4.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jan-2003	Debt/Income ratio:	43%
Credit score:	620-639 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,834	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	doctorgrab	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	660-679 (Apr-2010) 700-719 (Feb-2010) 620-639 (Dec-2009) 620-639 (Aug-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
Business Startup Refinance
Purpose of loan:
refinance business start up costs that are currently $6485.00 at 21.7% interest. company is currently making a profit,

My financial situation:
I still work my current job for which my credit profile is based on. This new business is not included in any credit information yet. The business has all the stock it needs and will be able to purchase new stock and expand through the profit's. I do not plan to pay myself until the company is totally self supporting. check out the website www.ageofherbs.net

Monthly net income: $
company sales monthly $500-1500 per month

Monthly expenses: $
? As of right now there is no overhead, all stock is paid for and is being sold for profit, company is doing well and growing in the local area
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$224.23

Auction yield range:	5.89% - 8.50%	Estimated loss impact:	6.08%
Lender servicing fee:	1.00%	Estimated return:	2.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1986	Debt/Income ratio:	17%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,716	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	loan-giant3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my loan
Pay off credit cards. I am in a very secure job with one of the largest utility companies in the U.S. and it is a union job. My wife also works.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1976	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	5 / 3	Length of status:	11y 5m
Amount delinquent:	$274	Total credit lines:	15	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,254
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	responsibility-panda5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical expenses
Purpose of loan:
This loan will be used to? help pay off my medical bill

My financial situation:
I am a good candidate for this loan because? I know I will be able to make the payments every month

Monthly net income: $ 45000

Monthly expenses: $
??Housing: $ 0 ???
??Insurance: $ 150
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$203.56

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-2007	Debt/Income ratio:	16%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	0y 3m
Amount delinquent:	$50	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,689	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	deal-relaxation168	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing an Engagment Ring
Purpose of loan:
This loan will be used to finance an engagement ring.

My financial situation:
I am a good candidate for this loan because I don't have a lot of payments and I have disposable income to have an additional payment ???? ????

Monthly net income: $ 1800 ???? ????

Monthly expenses: $
??Housing: $ 650
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 36
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$328.75

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2002	Debt/Income ratio:	19%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,015	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	glimmering-point4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation: Hanging in there. I can make my monthly payments, but I don't have enough room for leisurely spending. I would like to better my situation in order to enjoy my life, travel and help provide for my family back home.
I am a good candidate for this loan because I have never missed a payment and track my finances very closely.

Monthly net income: $4,000

Monthly expenses: $3,630
??Housing: $1,500
??Insurance: $500
??Car expenses: $100
??Utilities: $30
??Phone, cable, internet: $200
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $900
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$222.98

Auction yield range:	10.89% - 19.00%	Estimated loss impact:	11.25%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1990	Debt/Income ratio:	12%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 7	Length of status:	7y 7m
Amount delinquent:	$6,055	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$86,578	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	honestntrustworthy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
I will?be using this loan to pay off some high-interest credit cards.? Although this is my first time to use Prosper.com, I am definitely an excellent candidate.? I've only requested a loan amount and interest rate that I can afford to pay each month.? I have never claimed bankruptcy or defaulted on any loan and never plan to.? I have a couple kids in private school so that has taken away some disposable income.? I've been in the same profession for 20+ years and have been in my current job for 7 1/2 years.? My wife has also been in her same profession for over 20 years and has been employed with her current job for 11 years.? The past year has been a tough one.? My overtime has been greatly reduced and since we have come to depend on that income for so many years, we?are in need of some breathing room at this time.??Please consider becoming our lender.? It?will definitely be a win-win?situation!? Thank you.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$316.65

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1998	Debt/Income ratio:	22%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 8	Length of status:	5y 5m
Amount delinquent:	$84	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,524	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	clean-commitment7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Start New beginnings
Purpose of loan:
Maternity leave, blinds and sprinklers

My financial situation:
I am on good financial footing because I pay all my bills on time and take my financial responsibility very seriously. I also have great job security during these tough economic times so making my monthly payments wont be a problem.

Monthly net income: $ 5900

Monthly expenses: $?
??Housing: $ 1,786
Insurance: $77
Car expenses: $450 + Gas $150
Utilities: $ 350
Phone, cable, internet: $ 130
Food, entertainment: $ 500
Clothing, household expenses $ 300
Credit cards and other loans: $ 105
Medical expenses : $70
Other expenses: Tithes 10% of take home Total = $490

Total monthly expenses = $ 4,408

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$159.04

Auction yield range:	16.89% - 24.00%	Estimated loss impact:	19.68%
Lender servicing fee:	1.00%	Estimated return:	4.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1996	Debt/Income ratio:	62%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,869	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	One3102	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bundles (Twins) On the Way
Purpose of loan:
This loan will be used to?Prepare the room for our Twins

My financial situation:
I am a good candidate for this loan because?I pay all my bills/debts and my history shows that?

Monthly net income: $ 2230

Monthly expenses: $
??Housing: $?750.00
??Insurance: $ 65.00
??Car expenses: $ 600.00
??Utilities: $ 47.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-2004	Debt/Income ratio:	53%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,337	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	No
Screen name:	courteous-asset61	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Graduate Student/Mother
Purpose of loan:
This loan will be used to pay off credit cards that I no longer have any use for. As a single mother in college I relied on them to make ends meet, which was not a sound financial decision. However, I am proud to say I graduated Cum Laude, and will be graduating with honors from my current Masters program. I believe this loan would be a large stepping stone towards true financial independence. I would like to be able to focus on investments and savings for our future.

My financial situation:
I am a good candidate for this loan because I have a strong payment history and take my debt responsibilites very seriously. I live within a budget and do not overextend myself. My employment information may seem short, and rightfully so. However, I just moved back to my hometown and took a new position here. I have a steady employment history and a strong work ethic.

Monthly net income: $
From employment $1628
From school, it averages $750

Monthly expenses: $ 1275
??Housing: $ 550
? Car expenses: $ 288
??Utilities: $ 100
? Food, entertainment: $ 125
? Credit cards and other loans: $ 212

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	16.89%	Starting borrower rate/APR:	17.89% / 21.24%	Starting monthly payment:	$180.49

Auction yield range:	16.89% - 16.89%	Estimated loss impact:	24.93%
Lender servicing fee:	1.00%	Estimated return:	-8.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-2002	Debt/Income ratio:	47%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	20y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,085	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	responsible-listing	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Beneficial Loan at 26% int!!
Purpose of loan:
This loan will be used to?
Payoff a $5,000 loan with Beneficial that is currently at 27% (or more) interest rate.

My financial situation:
I am a good candidate for this loan because?
I have an excellent pay history with the ONE exception that ten years ago I filed a bankruptcy, but since that time I have significally improved my life in many ways which have helped me obtain a home loan and vehicles loans to which I have NEVER missed payments on.?

Monthly net income: $ 3800.00
(my spouse also works (firefighter) and owns an apartment maintenance business and brings home about $4,000 per month.

Monthly expenses: $
??Housing: $ 1106 (includes taxes and insurance)
??Insurance: $ 300?(includes ALL vehicles in the family - five vehicles)
??Car expenses: $ 518
??Utilities: $ 175
??Phone, cable, internet: $ 155
??Food, entertainment: $ 200
??Clothing, household expenses $?25
??Credit cards and other loans: $?200
??Other expenses: $200 (please bear in mind that my spouse's income also pays at least 1/2 of some the amounts listed)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$466.59

Auction yield range:	3.89% - 6.50%	Estimated loss impact:	3.51%
Lender servicing fee:	1.00%	Estimated return:	2.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1999	Debt/Income ratio:	14%
Credit score:	800-819 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,500	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	Yes
Screen name:	bid-pilot2	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off some cards
Purpose of loan:
This loan will be used to consolidate debt

My financial situation:
I was hired as a Senior Analyst for Amazon.com about a year ago and have an excellent career outlook. I am in the last quarter of completing my MBA (evening program) from a Top-30 west coast school. In ADDITION to my regular income, I will have 400 shares of Amazon (AMZN) stock that will begin to vest 1 year from now. Currently, the stock price is $128/share, which values this compensation at $50,000+. I also have ~$40,000 in a 401K.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1999	Debt/Income ratio:	14%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,372	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	soulful-bazaar	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card Debt
Purpose of loan:
This loan will be used to pay off two credit cards. I am a 25 year old college student who got caught in the credit card journey.

I am currently working and making an hourly salary. I got these?credit cards to help out my parents as they were in the process of selling their house and unemployed. They are still working to sell their house and still unemployed. I am paying the minimum payments on these cards, but it is not helping much and would like to pay them off so that my credit score returns to where it was before I got into this situation.

My Financial Situation:?I am a good candidate for this loan because I have never been late on my credit cards and can be counted on to never be late on a Prosper payment.

Monthly net income: $ 1650

Car expenses: $ 100.00
Insurance (Health/Dental): $ 125.00
Utilities: $ 100.00??
Phone, cable, internet: $ 60.00
Food: $ 400.00??
Credit cards &?Student Loans: $ 665.00
Clothing, household expenses $ 200.00??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1997	Debt/Income ratio:	54%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 11	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,179	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	dime-resonance	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help! Guaranteed repayment!
Hello, This is my first time in Prosper and thought I would try it out.?? I would like to extend an word of thanks to those that bid on me.
Purpose of loan:
The purpose of this loan is to consolidate those high interest credit cards and reduce my monthly expense.? My goal is to be free from this credit card debt that has placed me in this situation.
My financial situation:
Currently, my financial situation is one in which I work to pay everyone else.? As an educator, I only get paid once a month, it is difficult to budget several payments (to credit cards) with various due dates.? Between the two incomes, we do manage to stay afloat, however, I would like to ease some of this burden by consolidating these credit cards into one easy monthly payment.

My credit score with Experian is 706, I have worked very hard to bring this score up from a 524.? I am confident that my loan will be repaid on time as it will be automatically deducted from my account so there is no excuse for mail getting lost or bad checks.? I will add that my house payment is also automtically deducted from my account and with that, my house payment in 3 years has never been late.? I do have two auto loans, both of these have been on time.? I understand that there are several inquiries on my credit report, this is due to the desparate situation of trying to consolidate these credit cards into one monthly payment.? If a late payment is on?my credit report, there is likely one or only two and can only be on a credit card, all my loans are paid on time.

Monthly net income:
Currently, my monthly income from my full time job is salaried at $40K, I also work part-time as an Adult Literacy Instructor which pays me an additional 8-10K per year depending on funding (in other words, if the funding is less, the year may end in March, if the funding is full, the year will end in July).
I am also up for promotion within the college I currently work for, should that go through for me, I would then be earning $60,000.

Monthly expenses: $
??Housing: $ 1151 (per month)
??Insurance: $?250 (full coverage and GAP per month-for both vehicles).
??Car expenses: $minimal
??Utilities: $ 200 (appox. water, gas, elect)
??Phone, cable, internet: $
??Food, entertainment: $300 (food)?
??Clothing, household expenses $minimal??
??Credit cards and other loans: $ credit cards total balances?are actually?right at about $7500
??Other expenses: $minimal
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$347.39

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1998	Debt/Income ratio:	18%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,856	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	rate-circuit	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? pay off about $10,000 in credit card debt.

My financial situation:
I am a good candidate for this loan because? my credit score is over 740, not sure why I was profiled as B. I have good income, and this is my only debt except my mortgage.

Monthly net income: $ 5000

Monthly expenses: $ Less than 2000
??Housing: $ 591
??Insurance: $ 75
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$224.88

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1999	Debt/Income ratio:	10%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,086	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	Yes
Screen name:	Rodneywa2002	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	14 ( 100% )	740-759 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	0 ( 0% )	700-719 (Apr-2009) 740-759 (Jul-2008) 740-759 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
3rd prosper loan
Purpose of loan:
pay off 401k and 60 days later get another to pay off debt will keep prosper loan for 6 months like past loans, want consolidate before marriage for simplicity and also I might be going away from home for work for a few months the pay housing, food and so on
My financial situation:
Made $64,000 last year, $60,000 so far this year
$27.32 an hour

Monthly net income: $ 2900
with no overtime
Monthly expenses: $
??Housing: $ 1200
??Insurance: $?$377 due 11/16
??Car expenses: $ 75
??Utilities: $ 75
??Phone, cable, internet: $ 125
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $120
??Other expenses: $
own car, ride free van pool to work
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$289.22

Auction yield range:	10.89% - 17.00%	Estimated loss impact:	11.20%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,207	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	radiant-repayment1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off high interest rate credit cards and consolidate all debt

My financial situation:
I am a good candidate for this loan because I make all my payments on time and would like to make one payment and feel like I am paying off my debt.?I incurred this debt by moving to California and used my credit cards to get by in the beginning and unfortunately I am still paying?for it with no end in sight.? The credit card company bummped the rates??back in January when they could?before the new credit act, for no good reason.?I will be able to pay extra each month?and pay off early.? I work and go to school (to help one day increase my income).? I am in the 720- 739 credit score range.? All in all I just want to better my credit situation and get out of debt (to buy a house someday).? Help from the prosper community would help!? Please feel to email with questions.? Thank you!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$157.04

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2003	Debt/Income ratio:	14%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,142	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	Tanganyika-Aquatics	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory and fish room expansion
Purpose of loan:
My husband and I started Tanganyika Aquatics a few months ago.? We import Wild African Cichlids directly from Africa and then sell them to breeders and hobbyists.? African Cichlids are bright, colorful and active fish that give you the feel of a saltwater tank without the major maintenance required of a saltwater tank.? Wild caught cichlids are prized by breeders and hobbyists over tank raised cichlids due to their more vibrant colors and more natural activities.? Currently we have thirty fish tanks running with wild caught cichlids in them.? Part of this loan is to expand the number of tanks that I have so that I can bring in larger numbers of cichlids or a greater variety of cichlids. Another portion of this loan will go towards the purchase of more wild cichlids. My husband and I have already put about $12,000.00 into the business and are looking for a small amount more to finish setting up the business for success.?

My financial situation:
I am a good candidate for this loan because we are hard working and are dedicated to making our business a success.? Also as a Registered Nurse I have a steady job which will help us pay back the loan.? We also?make our payments on time.?

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 1600.00
??Insurance: $ 130.00
??Car expenses: $ 460.00
??Utilities: $ 145.00
??Phone, cable, internet: $120.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $125.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 150.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1976	Debt/Income ratio:	17%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	11y 5m
Amount delinquent:	$0	Total credit lines:	9	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$510
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	seahorse4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping out family
Purpose of loan:
This loan will be used to? help a family member out.

My financial situation:
I am a good candidate for this loan because? I know I will be able to repay the loan on time every month

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 218
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 33.60%	Starting monthly payment:	$212.23

Auction yield range:	16.89% - 28.99%	Estimated loss impact:	19.99%
Lender servicing fee:	1.00%	Estimated return:	9.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1987	Debt/Income ratio:	11%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 10	Length of status:	10y 9m
Amount delinquent:	$352	Total credit lines:	24	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,101	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	p2p-galaxy5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEW BATHROOM
Purpose of loan:
This loan will be used to? HOME IMPROVEMENT

My financial situation:
I am a good candidate for this loan because?
I APPRECIATE THE OPPORTUNITY OF THE LON
Monthly net income: $
2800.00
Monthly expenses: $
??Housing: $?????750.00
??Insurance: $ 215.00
??????Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1996	Debt/Income ratio:	31%
Credit score:	620-639 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	2 / 2	Length of status:	9y 10m
Amount delinquent:	$3,919	Total credit lines:	23	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	nascarfan64	Borrower's state:	Michigan	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 87% )	620-639 (Latest)
Principal borrowed:	$6,500.00	< 31 days late:	4 ( 10% )	600-619 (Apr-2007)
Principal balance:	$0.02	31+ days late:	1 ( 3% )
Total payments billed:	39
Description
Need a reliable car
Purpose of loan:
This loan will be used to?
a reliable vcar and roof repairs
My financial situation:
I am a good candidate for this loan because?
I understand that the loan comes from???everyday people like me and will difinitly pay it back just like my last loan with prosper.
Monthly net income: $
$2400.00
Monthly expenses: $
??Housing: $ 655-55????
??Insurance: $87.65
??Car expenses: $ 0.00
??Utilities: $ 450.00
??Phone, cable, internet: $150.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 100.00
Credit cards and other loans: $ 50.00
??Other expenses: $ 50-00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	6.25%	Starting borrower rate/APR:	7.25% / 7.59%	Starting monthly payment:	$74.38

Auction yield range:	2.89% - 6.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	4.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-2005	Debt/Income ratio:	11%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,555	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	coolhead64	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my Loan
Purpose of loan:
This loan will be used to pay off my outstanding higher interest loan
My financial situation:
I am a good candidate for this loan because I have a steady income and have not missed any payments, just want to save about $50 a month by consolidating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$987	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	tenacious-gain5	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
grooming for dogs
Purpose of loan:
This loan will be used to? advertisment,new equipment????

My financial situation:
I am a good candidate for this loan because? I have been a groomer for 20 years and had my own business for 14 years established in 1994?and have reopened my business of May 3, 2010 .? We are located in St,Paul, Mn. we offer low cost grooming and Great customer service.
We are a family owned business , my husband is a Army veteran and helps out at the shop . most of my former customers have come back and we add new ones daily, In 2 months we have gone from 20 new customers to over 200 . check us out at? www.shearelegancepetgrooming.com

Monthly net income: $ 32000.00

Monthly expenses: $?3000.00 for home and business
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.2%

Starting lender yield:	9.80%	Starting borrower rate/APR:	10.80% / 12.92%	Starting monthly payment:	$186.07

Auction yield range:	3.89% - 9.80%	Estimated loss impact:	3.28%
Lender servicing fee:	1.00%	Estimated return:	6.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1998	Debt/Income ratio:	19%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	30	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,751
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	chevmfg	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	760-779 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$443.06	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Dental work and paying off debt.
Purpose of loan:
This loan will be used to? consolidate some bills, credit cards, and to have some extensive dental work done. I will travel to Tennessee where my son's live in order to have a dentist in that area perform the service, I have used him in the past and I have confidence in him.

My financial situation:
I am a good candidate for this loan because?
I pay my bills on time and I do have a fixed income along with some supplimentary income, I also as a matter of record have a credit score which substantiates that. I also have a current Prosper loan which is soon to be paid in full and all payments have been made in a timely fashion.
Monthly net income: $
Aprox. $2,600.00
Monthly expenses: $
??Housing: $ $525.00
??Insurance:?$N/A?
??Car expenses: $
??Utilities: $ 90.00
??Phone, cable, internet:?$130.00?
??Food, entertainment: $ $125.00
??Clothing, household expenses $ $135.00
??Credit cards and other loans: $ $140.00
??Other expenses: $Non contractual? Aprox.? $150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 19.82%	Starting monthly payment:	$531.07

Auction yield range:	10.89% - 15.50%	Estimated loss impact:	11.15%
Lender servicing fee:	1.00%	Estimated return:	4.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1990	Debt/Income ratio:	35%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,177	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	best-moola-sage	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Shredding the credit cards
Purpose of loan:
This loan will be used to shread the credit cards once and for all

My financial situation:
I am a good candidate for this loan because I have never defaulted on any debt and have a stable job currently running a department by myself.? I am just tired a struggling to get by month to month and this will provide an end to that.

Monthly net income: $ 3,000

Monthly expenses: $
??Housing:?$0.00 (my wife pays the mortgage)
??Insurance: $0.00 (my wife?pay the?insurance)
??Car expenses: $100.00
??Utilities: $0.00 (my wife pays the utilities)
??Phone, cable, internet: $0.00 (my wife?pays)
??Food, entertainment: $1000.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $540.00
??Other expenses: $300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$301.18

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1999	Debt/Income ratio:	8%
Credit score:	600-619 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 2	Length of status:	11y 3m
Amount delinquent:	$3,531	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	vandyke22003	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 78% )	600-619 (Latest)
Principal borrowed:	$5,200.00	< 31 days late:	3 ( 11% )	560-579 (Oct-2008) 560-579 (Jan-2008) 520-539 (Apr-2007) 520-539 (Mar-2007)
Principal balance:	$0.04	31+ days late:	3 ( 11% )
Total payments billed:	27
Description
My 2 loan via Prosper
Purpose of loan:
Due to unforeseen circumstances of owning a home I got behind on my property taxes so this loan will be used for that purpose - due by Sept the 1st.

My financial situation:
I am a good candidate for this loan because I have previously had a loan via Prosper which I paid off within the 36 months allowed. In spite of my listing showing a?D rating,?my income is 74,000 annual so I'm more than capable of fulfilling my obligations to you. Also, as you can see my credit score has increase by 80 point since my last loan. So, with that being said, if you invest in this loan you will not be disappointed!

Monthly expenses: $?1,635.00???
Housing: $ 826.00???
Insurance: $?100.00???
Car expenses: $ 50.00 (own)???
Utilities: $ 148.00???
Phone, cable, internet: $ 105.00???
Food, entertainment: $ 200.00???
Clothing, household expenses $ 100.00???
Credit cards and other loans: $?6.00????
Other expenses: $ 100.00

Again, thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$287.66

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1998	Debt/Income ratio:	12%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	16y 2m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$646	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	kindness-forte8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for sons wedding
Purpose of loan:
This loan will be used to? pay for my sons wedding

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 6110

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 150
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $?100??Food, entertainment: $ 280
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$246.56

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2001	Debt/Income ratio:	14%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,054	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	trustworthy-nickel9	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying car for family!
The purpose of my loan is to purchase a second vehicle for my family. I know I will not have a problem repaying my loan because I'm in a secure salaried job and have been for the past three years. I also have very low monthly expenses to monthly income ratio. Still i find it difficult to borrow money for a used car. I plan on buying a used toyota from a private seller and this apparently freaks out big bank lenders, so here i am...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,785.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	15.85%	Starting borrower rate/APR:	16.85% / 19.04%	Starting monthly payment:	$241.40

Auction yield range:	5.89% - 15.85%	Estimated loss impact:	6.22%
Lender servicing fee:	1.00%	Estimated return:	9.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2000	Debt/Income ratio:	23%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,784	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	statuesque-justice1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Low Risk Loan #2 for Chemist RELIST
RELISTING because I felt my asking APR was too low given the rates being funded for?others with similar scores. Increased my asking interest rate. Please fund! I'd rather pay?YOU than some high priced credit card company!!

Purpose of loan:
This loan will be used to lower the interest rate on a cash advance I took towards my wedding. We pay ~120/mo in interest?& would like to ensure that more of our money is going towards principal.

My financial situation:
I am a good candidate because I am a chemist working in my field. I have been with my company for 6 years. As of July 17th, with my latest raise, I make 47,816 annually before bonuses. My husband makes another 45k. Also, this is my second peer lending loan. My first was with Lending Club and the current remaining balance on ?Terms: $5,275 / 3 years / 10.39%? is $452.91. We will pay it off next month (early) and two months ago we paid off our only vehicle payment (early). Lending Club no longer lends in my state, so I was pleased to find another peer lending company. Our remaining debt is his credit card consolidation and our educational loans. The expenses below are my half of our monthly expenses.Monthly net income: $ 2777.86

Monthly expenses: $
Housing: $ 340
Insurance: $ 90
Car expenses: $ 200
Utilities: $ 60-80
Phone, cable, internet: $ 125
Food, entertainment: $ 250
Clothing, household expenses $ 150
Credit cards and other loans: $ 185.83 (student loan)+ 200 (wedding debt) +171.18 (Lending Club)=557.01

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$786.30

Auction yield range:	2.89% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-1995	Debt/Income ratio:	22%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	26 / 24	Length of status:	11y 7m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$287,980	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	platinum-pal772	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal loan for CC payoffs
Purpose of loan:
This loan will be used to combine my outstanding credit cards into a single payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 17.51%	Starting monthly payment:	$33.21

Auction yield range:	10.89% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1999	Debt/Income ratio:	6%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,793	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	melben1224	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card
Purpose of loan:
This loan will be used to? pay off a couple credit cards with 27% interest.

My financial situation:
I am a good candidate for this loan because? Solid income with a steady job at a prospering company.

Monthly net income: $ 4500

Monthly expenses: $ 3120
??Housing: $ 1820
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	13.89%	Starting borrower rate/APR:	14.89% / 18.18%	Starting monthly payment:	$173.06

Auction yield range:	13.89% - 13.89%	Estimated loss impact:	14.79%
Lender servicing fee:	1.00%	Estimated return:	-0.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1998	Debt/Income ratio:	53%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,736	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	phenomenal-moola9	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards that have a high interest rate of 29.99%.

My financial situation:
I am a good candidate for this loan because my credit score is good and I will pay more on the loan amount because I will have only one bill.

Monthly net income: $ 35000

Monthly expenses: $
??Housing: $?350.00
??Insurance: $ 128.00
??Car expenses: $337.45
??Utilities: $100.00?
??Phone, cable, internet: $100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 26000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	admirable-benjamins	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridging the gap and starting anew
Purpose of loan:
This loan will be used to pay off some debt and expand my truck business

My financial situation:
I am a good candidate for this loan because I am responsible, trustworthy and extremely motivated.

Monthly net income: $
3200

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 250
??Car expenses: $ 300
??Utilities: $
??Phone, cable, internet: $ 80
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$126.66

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	8	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	20y 6m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,824	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	hands2hold	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,800.00	< 31 days late:	0 ( 0% )	640-659 (May-2008) 640-659 (Sep-2007)
Principal balance:	$1,477.87	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
SecondProsper Loan - Consolidation
Purpose of loan:
I have invested personal funds the last few years in building my massage/holistic healing business, but the business is not growing as fast as I would like, due to the general economic situation.I would now like to consolidate some of my revolving debt to a second Prosper loan.My financial situation:
I am keeping my expenses low and my payments current.? I have a good payment record on my first Prosper loan, which did help build my credit score, though it doesn?t show in the new Prosper calculation.I hope that this Prosper loan will help me amortize my balances more quickly, while also reducing the number of payments I make each month, so I can devote more time to the business.

Thank you for reviewing this loan request!

Monthly net income: $ 1780.

Monthly expenses: $ 1375.
? Housing: $? 400.
? Utilities: $ 90.
? Phone, cable, internet: $ 70.
? Food, entertainment: $ 160.
? Clothing, household expenses $ 50.
? Car expenses (7 months left to go on loan)? $ 250.)
? Credit cards and other loans: $ 355.Amount available to pay Prosper Loan: $ 405.

Credit card payments will be also reduced by approximately 90.00 after transferring balances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$240.95

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-2007	Debt/Income ratio:	16%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	11y 3m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,392	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	marilyn811	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	36 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	660-679 (Jul-2007)
Principal balance:	$0.09	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
dental and auto exspenses
Purpose of loan:
This loan will be used to? dental and auto repair

My financial situation:
I am a good candidate for this loan because? my last loan was paid in full and on time

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 33.61%	Starting monthly payment:	$318.39

Auction yield range:	13.89% - 29.00%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	13.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2000	Debt/Income ratio:	50%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,210	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	encourager928	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Loan

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$298.93

Auction yield range:	5.89% - 11.00%	Estimated loss impact:	6.13%
Lender servicing fee:	1.00%	Estimated return:	4.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1988	Debt/Income ratio:	12%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,826	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	durability-bath	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards.
Purpose of loan:
This loan will be used to pay off credit cards and increase my savings.

My financial situation:
I am a good candidate for this loan because I recently funded a land investment here in California.
I earn a consistant 10k per month

Monthly net income: $ 6000.00

Monthly expenses: $
??Housing: $ 1295.00
??Insurance: $ 130.00
??Car expenses: $ 491.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$410.94

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1996	Debt/Income ratio:	21%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	21	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	finance-pioneer8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Company Expansion and New Inventory
Purpose of loan:
This loan will be used to?

Purchase equipment and inventory needed to expand the business.? The company has the opportunity to be on the cutting edge with updated equipment and inventory that customers are waiting to get.? I sell a variety of business services to small business that range from mobile service, security monitoring, company branding and design.

My financial situation:
I am a good candidate for this loan because?

I am faithful and consistent in paying my obligations.

Monthly net income: $ 6,000

Monthly expenses: $
??Housing: $ 515
??Insurance: $ 200
??Car expenses: $ 300
??Utilities: $ 175
??Phone, cable, internet: $ 75
??Food, entertainment: $ 35
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 275
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$487.54

Auction yield range:	5.89% - 9.50%	Estimated loss impact:	6.10%
Lender servicing fee:	1.00%	Estimated return:	3.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1994	Debt/Income ratio:	26%
Credit score:	820-839 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,955	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	reasonable-nickel	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credits cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1996	Debt/Income ratio:	12%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	4 / 4	Length of status:	6y 8m
Amount delinquent:	$3,921	Total credit lines:	24	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$372	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Bankcard utilization:	7%
		Homeownership:	No
Screen name:	builder144	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
govt.employee repaying payday loans
Purpose of loan:
This loan will be used to pay off 8 payday loans that I have been rolling over each month.

My financial situation:
I am a good candidate for this loan because I hold a steady state government job in California. I have been with my current employer (a school district) for the past 7 years going strong. My household expenses are shared with my wife who holds a steady banking job. I believe I have the financial capacity to repay and look forward to getting out of the payday loan cycle and building a secure future for my family and self. Thanks in advance for your consideration.

Monthly net income: $ 4000

Monthly expenses: $ 400
??Housing: $1500
??Insurance: $40
??Car expenses: $200
??Utilities: $100
??Phone, cable, internet: $50
??Food, entertainment: $50
??Clothing, household expenses $200
??Credit cards and other loans: $100
??Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	28.50% / 34.60%	Starting monthly payment:	$41.63

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-2000	Debt/Income ratio:	8%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,222	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	107%
		Homeownership:	No
Screen name:	peso-legend	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
Consolidating loans?

My financial situation:
I am a good candidate for this loan because I have paid off both a $35,000 car loan and a $10,000 credit card in the last 4 years.? The car loan was paid off about 9 months ago.

Monthly net income: $
3300
Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 120
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 250
??Food, entertainment: $ 250
??Clothing, household expenses $ 120
??Credit cards and other loans: $150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2000	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	22	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,639
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	fairness-supernova	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing work on an apartment
Purpose of loan.
I am about halfway through a project converting two offices in my house into an apartment and have run into some unforeseen costs. The $5000 will be used for contractor wages and will enable me to get the necessary work finished on time without worrying about it as I already have a renter in place and deposit paid for a move-in date of 1st September. Rent will be $575 per month. Thank you for viewing my listing. I am new to this site as I only found out about it from my son yesterday so I am keen to see how it all works!

I am a good candidate because: I have never been late with a payment and have an excellent credit rating.

Income and expenses:

Income. $6200 per month

Expenses. Mortgages on rentals $3100
Mortgage on main home 0
Credit cards $500
Car 0
Electric 150
Food 400
Travel 150
Misc 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,451	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	unassuming-dedication8	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to purchase more leads
Purpose of loan:
I was working my business part time?but due to my success I am currently working it full time.? I need this loan?to purchase an additional $1500 in leads per month which will increase my monthly net income to almost $4500.

My financial situation:
I am a good candidate for this loan because my business is already profitable.? I have enough income after expenses to pay my monthly loan payment.

Monthly net income: $ 2468

Monthly expenses: $?2091
??Leads: $ 1700?
??Insurance: $ 98
??Sales expenses and software: $ 150
??Phone and?internet: $ 68
??Credit cards: $ 26
??Office expenses: $ 49
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$381.50

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-2002	Debt/Income ratio:	19%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,297	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	sunntop	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	0 ( 0% )	600-619 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
DebtConsolidation/financial freedom
This is my second loan with Prosper. I paid off the first loan more than a year in advance.I'm going to use this loan to consolidate my debt so that I can pay it off in 3 years.

I am a good candidate for this loan because I have a high paying IT job and I never miss monthly payments.

Monthly net income: $ 4,400
Monthly expenses:
Housing: $1,300
Insurance: $0
Car expenses: $0
Utilities: $30
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses $50
Credit cards and other loans: $800
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 18.19%	Starting monthly payment:	$242.31

Auction yield range:	13.89% - 13.90%	Estimated loss impact:	14.80%
Lender servicing fee:	1.00%	Estimated return:	-0.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2003	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,413	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	a-currency-czar	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need loan for computer repair shop
Purpose of loan:
This loan will be used to buy computer business inventory i.e computer parts, software etc.

My financial situation:
I am a good candidate for this loan because I am organized and always pay on time. I have good credit and don't really like to own money so I pay it back as soon as possible. I cut expenses for my small computer business as much as I can since I drive a lot for my door to door service.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 200 thanks to a friend
??Insurance: $ 100
??Car expenses: $ 150 damn gas prices
??Utilities: $ 90 thanks to a friend
??Phone, cable, internet: $ 30
??Food, entertainment: $ 130
??Clothing, household expenses $ 0 frugal
??Credit cards and other loans: $ 120
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1994	Debt/Income ratio:	32%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	10 / 7	Length of status:	4y 9m
Amount delinquent:	$1,099	Total credit lines:	30	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,695	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	53	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	deal-tent0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a new roof and gutters
Purpose of loan:
This loan will be used to? help me get a new roof and gutters on my house.? I am starting to get leaks inside the house and need to repair as soon as possible.? I'm afraid mold may start growing inside the house and I have a 5 year old son that I don't want to make sick.

My financial situation:
I am a good candidate for this loan because? I have paid off two cars the past five years and have always made my house payment on time.? I've had a good job the past five years and have flexibility to make the recommended payments.? The reason for my past credit issues is because I got laid off about seven years ago and had to take a job for a couple of years that paid me considerably less than what I was making before I got laid off.? I am in the process of paying down my balances and this loan will not effect that process..

Monthly net income: $ 3396.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470614
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 33.56%	Starting monthly payment:	$41.09

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2009	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	2 / 1	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	2	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$57
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	ingenious-camaraderi2	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?Pay off several smaller credits I have before I start my Student Loans

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ $1174

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 134
??Car expenses: $
??Utilities: $ 35
??Phone, cable, internet: $
??Food, entertainment: $150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 12
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1993	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	21y 2m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	currency-souffle	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need money to pay for rent today
Purpose of loan: I need this loan to pay for my rent, or I will be evicted
This loan will be used to? pay off bills and pay for rent

My financial situation: I have a steady job
I am a good candidate for this loan because? I am honest and trustworthy

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $650
??Insurance: $
??Car expenses: $
??Utilities: $0
??Phone, cable, internet: $50
??Food, entertainment: $
??Clothing, household expenses $20
??Credit cards and other loans: $0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-1999	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 5	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,722	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	brilliant-social	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
borrower1981
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1977	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	19 / 17	Length of status:	6y 11m
Amount delinquent:	$557	Total credit lines:	37	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$717	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	iris4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Loans
Purpose of loan:
This loan will be used to?I am paying of my loans.?

My financial situation:
I am a good candidate for this loan because? I never had a delequent account

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1998	Debt/Income ratio:	92%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	8 / 7	Occupation:	Administrative Assi...
Amount delinquent:	$2,629	Total credit lines:	29	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$80
Delinquencies in last 7y:	19	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	exciting-credit285	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt and credit cards
Purpose of loan:
This loan will be used to pay off my debt so I can get back on track.

My financial situation:
I am a good candidate for this loan because I need to pay off debt so I can help my family with our housing expenses. So please approve my loan, I will be so greatful if I can get this loan. Thank you

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 302.00
??Utilities: $ 0
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-1994	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,150	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	hmack04	Borrower's state:	Colorado	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New tires and brakes Toyota 4runner
Purpose of loan:
Tires and brakes on my 2004 toyota 4runner

My financial situation:
Both my husband an I have full time jobs, own our home
Monthly net income: $ 3500.00 +

Monthly expenses: $
??Housing: $?1100.00
??Insurance: $ 140.00
??Car expenses: $ 200.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1997	Debt/Income ratio:	28%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,774	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	economy-advocator	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Handling unexpected family expenses
Purpose of loan:
This loan will be used to handle some unexpected family expenses that have recently come up.?

My financial situation:
I am a good candidate for this loan because I pay debt on time. I have never made a late payment on debt.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1992	Debt/Income ratio:	60%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	23 / 22	Length of status:	1y 11m
Amount delinquent:	$2,277	Total credit lines:	47	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$43,442	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	economy-elvis	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Much needed car repairs
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$498.21

Auction yield range:	10.89% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1989	Debt/Income ratio:	43%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	12y 5m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$67,803	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	market-dogwood2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit card debt
Purpose of loan:
This is to consolidate part of our credit card debt at a lower rate so that more of the payment goes for balance and less for interest.? We also would like to create a win-win for investors as compared to paying the bank.

My financial situation:
Although I have a D rating and appear to be a risk, I have never missed a payment for any debt I've had since establishing credit.? My wife and I take financial responsibility and committment very seriously.? We're automatically putting $200 in savings twice a month but can use if necessary.

Monthly net income: $5578.28

Monthly expenses: $
??Housing: $ 2023.97
??Insurance: $ 42.17
??Car expenses: $ 100.00????
??Utilities: $ 240.00
??Phone, cable, internet: $ 170.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $ 240.00
??Credit cards and other loans: $ 1433.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	11y 11m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$80	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	adaptable-commerce4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower my $400 to $200 per month
Purpose of loan:
This loan will be used to? To consolidate my debt to a lower monthly payment.
My financial situation:
I am a good candidate for this loan because?? I?promise to pay off this loan on time and in full.? I have steady solid income from my home?based business as a certified medical coder and biller for physicians for?over 14 years.?This loan will?take my current debt payments totaling around $250 and pay them off.??My goal is to build up my credit to qualify for better interest rates and terms for credit I may need in the future.? Please help me.?

Monthly net income: $ 10,000 household.

Monthly expenses: $ 2,997
??Housing: $ 837
??Insurance: $ 110
??Car expenses: $ 0 own title??
??Fuel: $150
? Utilities: $ 150
??Phone, cable, internet: $ 150?
??Food, entertainment: $ 1000
??Clothing, household expenses $200
??Credit cards and other loans: $ 250
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$408.87

Auction yield range:	2.89% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-1983	Debt/Income ratio:	14%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,243	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	Yes
Screen name:	greenback-tamer2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No risk loan
Purpose of loan:
This loan will be used to? by a motorcycle from a private party.

My financial situation:
I am a good candidate for this loan because? I own my home, have high cash flow and low monthly debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1987	Debt/Income ratio:	13%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	17 / 14	Length of status:	7y 0m
Amount delinquent:	$1,168	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,434	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	noble-dough6	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to purchase an engagement ring for my wife to-be.

My financial situation:
My financial situation has got better with two of my children done with school that I am no longer obligated to support financially. Also, my house will be on the market shortly and thus eliminating my housing expenses and combining with my future wife.

Monthly net income: $ $6500.00 salary only plus bonus

Monthly expenses: $
??Housing: $ 1400
??Insurance: $?120
??Car expenses: $ 450
??Utilities: $?75
??Phone, cable, internet: $ 100
??Food, entertainment: $?150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	25y 7m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$154,337	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	credit-renaissance5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Coffee business acquisition
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470668
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$481.89

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1977	Debt/Income ratio:	44%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	28 / 27	Length of status:	12y 6m
Amount delinquent:	$0	Total credit lines:	71	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,566	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	bazaar-paradise744	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	660-679 (Sep-2008)
Principal balance:	$5,083.54	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Home repairs/pay off Prosper bal
Purpose of loan:
This loan will be used for badly needed home repairs (roof and paint) and auto repairs. Current Prosper loan will be paid in full. Kids have graduated form college and goal is to downsize. Also, daughter is getting married. Need to cover some upfront cost now prior to year-end bonus.

My financial situation:
I am a good candidate for this loan because my financial position continues to improve. I have lived in the Memphis, TN area all my life. Current home for the past 12 years.? I have been with my company in the finance department for 12 years. I am certified in my field and have never been unemployed. My wife is a kindergarten teacher and has taught for the past 18 years. Both jobs remain stable. My Son is working on his Masters Degree and my youngest daughter has recently graduated from college and will begin working on her Masters.? I am committed to paying all of my obligations on time and have reduced expenses in order to repay this loan within the terms stated. My company is having a very good year. Year ends 10/31/10 and we are on track for bonuses. One auto loan will be paid off in four months. I have been paying down debt as evidenced by improved credit score.

Monthly net income: $ 6,050

Monthly expenses: $ 4,090
??Housing: $ 2,165
??Insurance: $ 325
??Car expenses: $ 80
??Utilities: $ 235
??Phone, cable, internet: $85
??Food, entertainment: $ 80
??Clothing, household expenses $60
??Credit cards and other loans: $ 900
??Other expenses: $ 160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$328.10

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1981	Debt/Income ratio:	13%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,585	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	first-unequivocal-transparency	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Legal Fees/Divorce
I am in the middle of a divorce and custody battle, and am facing mounting legal fees, as well as rising child support and alimony payments. I am gainfully employed, with a well-established career as an educator, and am more than fully capable of making my monthly payments; I have never missed a monthly payment on anything. I am merely trying to weather this legal storm and gain custody of my child.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1995	Debt/Income ratio:	13%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	3 / 3	Length of status:	13y 4m
Amount delinquent:	$4,700	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	34	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	revenue-dogwood	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
trying to rid derogatory items
Purpose of loan:
This loan will be used to to payoff derogatory items on credit report?????

My financial situation:
I am a good candidate for this loan because i value my credit score and worked hard to get it up. I also have the discipline and the means to pay off my bills on time and still put up 300 for savings. The remaining derogatory items i plan on using my credit card which i have a track record of paying on time. But i can only use 35% to protect my credit score.????

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 110
??Car expenses: $304
??Utilities: $ 100
??Phone, cable, internet: $150
??Food, entertainment: $250
??Clothing, household expenses $100?
??Credit cards and other loans: $?200
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 22.37%	Starting monthly payment:	$73.31

Auction yield range:	10.89% - 18.00%	Estimated loss impact:	10.22%
Lender servicing fee:	1.00%	Estimated return:	7.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-2002	Debt/Income ratio:	6%
Credit score:	600-619 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,649	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	Sarab	Borrower's state:	Virginia	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	63 ( 100% )	600-619 (Latest)
Principal borrowed:	$4,800.00	< 31 days late:	0 ( 0% )	520-539 (Mar-2008) 520-539 (Feb-2008) 540-559 (Jul-2006)
Principal balance:	$547.48	31+ days late:	0 ( 0% )
Total payments billed:	63
Description
Health Insurance Needed
Purpose of loan:
I'm starting my last year of graduate school and?need to purchase health insurance up front as part of my tuition bill - $2,000.? If I pay a little more I will be able to get dental and vision insurance.?

My financial situation:
I am a good candidate for this loan because:
-I have had two Prosper loans and never a late payment.? One is already paid off and the other almost paid off.
-My credit score has improved by 60 points since my last Prosper loan.
-Because of Prosper, I have made good on my promise never to use a high interest check loan facility again.
-I have held a job as an editor at the university as well as at a dog daycare/boarding facility for the last two years.? Before moving to grad school, I held a job at a treatment center for teenage girls for four years.
-My husband has worked at the same company creating data systems for social service companies for 3 years.

Monthly net income: $ 1800 ( + $2200 from my husband) = $4,000

Monthly expenses:?
??Housing: $?1200
??Insurance: $ 100
??Car expenses: $?150
??Utilities: $ 300
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $ 200
=$2,550

Thank you for considering my listing.? I owe the fact that I am here at school to a past Prosper loan and I have so much gratitude for the people who fund them.? I hope to be a lender, too, one day.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 23.38%	Starting monthly payment:	$278.69

Auction yield range:	16.89% - 18.99%	Estimated loss impact:	25.06%
Lender servicing fee:	1.00%	Estimated return:	-6.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1990	Debt/Income ratio:	44%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,522	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	17	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	blue-skillful-interest	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Single mom trying to pay off debt
Purpose of loan:
This loan will be used to? pay off my credit card debt to free up my take home pay.? My daughter is starting in highschool and made the highschool dance team.? It is quite and honor (4 time national champs!) but it is expensive.?

My financial situation:
I am a good candidate for this loan because? I always pay my bills.? The marks against my credit are from my ex-husband.? I left him after he abused my son.? He stopped paying the house note and his bills.? He filed for bankrupcy before our divorce went thru.? If I had not allowed my name on the bankrupcy, I would have been liable for all his bills.? He was not then, and is not now paying child support.? He was abusing drugs and has been an in-patient in a mental-health facility for three years now. I work very hard as an RN and make good money.? I was laid off in January and it took 6 weeks to find another job here in this small town.? I am trying to get caught up. I just need a break.? I do own my home but for some reason it is saying that I don't.?

Monthly net income: $ 2900.00 to 3400.00

Monthly expenses: $
??Housing: $ 911.00
??Insurance: $ 69.96
??Car expenses: $ 40.00
??Utilities: $ 225.00
??Phone, cable, internet: $ 155.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 700.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$248.80

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	41y 4m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,805	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	newest-felicity-launcher	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical and Prescription
Purpose of loan:
This loan will be used to? pay off some of my wife medical bill, she was diagnose with cancer and we have been married for over 45 years.

My financial situation:
I am a good candidate for this loan because? As my credit show i always pay my bills and never been deliquent on any loan

Monthly net income: $ 6540

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$464.52

Auction yield range:	5.89% - 22.00%	Estimated loss impact:	5.34%
Lender servicing fee:	1.00%	Estimated return:	16.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,796	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	green-stockpiler	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	800-819 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	780-799 (Dec-2009) 780-799 (Sep-2009) 780-799 (Jul-2009)
Principal balance:	$5,836.02	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Growing Business | Capital Needed
Purpose of loan:
My partner and I started a fundraising company for elementary schools in 2008. We provide schools with an event based fundraiser where the students gain pledges to run laps. So far the program has been very successful. In our first year we brought in $15 per student in revenue. Last school year we brought in $33 per student in revenue. Those results have caused us to gain the attention of a lot of great schools. We have over twenty schools interested in running our program this school year, a 225% growth over last year. And thanks to quick and early payment to our vendors and investors we have been extended terms with most of them this year.

However, the total capital needed to kick off this school year is $80K.?The majority of these funds will be used to purchase t-shirts, prizes, pledge forms and equipment. The rest will be used to cash-flow labor and other misc. expenses until we start to receive revenue. Schools pay us a fee once the program is finished and funds have been collected. We?are able to cash flow $15K of this even after paying off a $20K debt. Private investors will fund $53K, leaving a gap of $12K that we need to fill by the end of August. We are projecting school year revenues close to $? Million with a 33% return on investment.

My financial situation:
I have a high credit score. I've paid every debt I've ever received both personally and on my business. I don't have a late payment on my credit report and feel my income and length of time in business provides security to potential lenders. I am a very low risk investment. This is my second Prosper loan and I have never made a late payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$267.11

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1999	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	7y 1m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,038	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	best-mystical-auction	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need money to consolidate debt
Purpose of loan:
Consolidate high interest credit card debt, some credit cards charging 29% interest rate.

My financial situation:
I've never missed a payment on any of my loans or credit cards.? I need this loan quickly, I'm tired of paying interest with no sign of the balance going down.

Monthly net income: $
2800.00

Monthly expenses: $
??Housing: $300 House is paid for.?
??Insurance: $ 100
??Car expenses: $100?????
??Utilities: $?300
??Phone, cable, internet: $ 80?
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000????
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470752
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.46%	Starting monthly payment:	$61.64

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1998	Debt/Income ratio:	20%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	9y 5m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,377	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	truth-pledge	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan2
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470764
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$311.06

Auction yield range:	5.89% - 6.50%	Estimated loss impact:	6.04%
Lender servicing fee:	1.00%	Estimated return:	0.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2004	Debt/Income ratio:	13%
Credit score:	800-819 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	s8hawn1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for our Wedding
Purpose of loan:
This loan will be used to payoff the rest of our wedding cost which is in september.?

My financial situation:
I am a good candidate for this loan because I have always paid every bill on time. I have no credit card debt and a secure job as a Lineman trainee.

Monthly net income: $
6,700 This includes my fiances income as a Registered Nurse in the operating room.
Monthly expenses: $
??Housing: $ 1025
??Insurance: $ 220
??Car expenses: $ 230 for one car loan
??Utilities: $ 140
??Phone, cable, internet: $ 160
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 450 student loans
??Other expenses: $
Information in the Description is not verified.